Exhibit 10.20










                                 LEASE AGREEMENT



                                     between



                      IRON MOUNTAIN STATUTORY TRUST - 1998,
                                    as Lessor


                                       and



                     IRON MOUNTAIN RECORDS MANAGEMENT, INC.,
                                    as Lessee



                           Dated as of October 1, 1998




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                                       -i-

                                TABLE OF CONTENTS

                                                                            PAGE


1.       Demise; Title; Condition.............................................1

2.       Term.................................................................2

3.       Rent.................................................................2

4.       Use..................................................................4

5.       Net Lease; Nonterminability..........................................4

6.       Taxes and Other Charges; Law and Agreements..........................5

7.       Title; Liens.........................................................9

8.       Indemnification; Fees and Expenses...................................9

9.       Environmental Matters...............................................12

10.      Maintenance and Repair; Additions; Completion Improvements..........16

11.      Trade Fixtures; Inspection..........................................20

12.      Condemnation and Casualty...........................................21

13.      Insurance...........................................................27

14.      Financial Statements; Other Information.............................31

15.      Mergers; Acquisitions; Asset Sales..................................31

16.      Purchase Procedure..................................................32

17.      Reserved............................................................33

18.      Quiet Enjoyment.....................................................33




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                                      -ii-

19.      Survival............................................................33

20.      Subletting; Assignment..............................................33

21.      Advances by Lessor..................................................35

22.      Conditional Limitations -- Events of Default and Remedies...........35

23.      Notices.............................................................41

24.      Estoppel Certificates...............................................41

25.      No Merger...........................................................42

26.      Surrender and Return................................................42

27.      Separability........................................................44

28.      Lessee's End of Term Purchase Options...............................44

29.      Signs; Showing......................................................46

30.      End of Term Adjustment..............................................46

31.      Reserved............................................................48

32.      Nature of Lessor's Obligations; Limitations on Liability............48

33.      Lessee's Representations and Warranties.............................49

34.      Granting of Easements, Etc..........................................50

35.      Lessee's Right to Terminate; Exchange of Leased Properties..........51

36.      Recording...........................................................54

37.      Miscellaneous.......................................................55

38.      Ownership of the Leased Properties..................................56
39.      Louisiana Provisions................................................58




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                                      -iii-

         Appendix I Definitions
         SCHEDULE A Land Parcel
         SCHEDULE B Basic Rent
         SCHEDULE C Termination Values
         SCHEDULE D Standard Mortgagee Endorsement
         SCHEDULE E Environmental Matters
         SCHEDULE F Purchase Prices
         SCHEDULE G Maximum Lessor and Lessee Risk Amounts
         SCHEDULE H Permitted Encumbrances
         SCHEDULE I Form of Supplement to Lease
         SCHEDULE J Form of Certificate As to Insurance
         SCHEDULE K [intentionally omitted]
         SCHEDULE L Form of Lessee Estoppel Certificate

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         THIS LEASE AGREEMENT, dated as of October 1, 1998 (this Lease), between
IRON MOUNTAIN STATUTORY TRUST - 1998 (together with its successors and assigns, Lessor), having an address at 10 State House Square, Hartford, Connecticut 06103, Attention: Corporate Trust Administration, as lessor, and IRON MOUNTAIN RECORDS MANAGEMENT, INC., a Delaware corporation (together with any corporation succeeding thereto by consolidation, merger or acquisition of its assets substantially as an entirety, Lessee), having an address at 745 Atlantic Avenue, Boston, Massachusetts 02111, Attention: Treasurer, as lessee.

         Lessor and Lessee hereby agree for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, one to the other, as follows (capitalized terms not otherwise defined when they first appear are defined in Appendix I hereto):

         1. Demise; Title; Condition. In consideration of the agreements and provisions of this Lease hereinafter stipulated to be observed and performed by Lessee, Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, subject to the terms and conditions hereinafter set forth, for the terms described in Article 2 hereof, all of Lessor's right, title and interest in (i) each parcel of land (individually, a Land Parcel and collectively, the Land Parcels) described in Schedule A annexed hereto, as Schedule A may be supplemented from time to time by Lease Supplement in the form attached hereto as Schedule I; (ii) all Existing Improvements and all additional buildings, structures, improvements, fixtures and other real and personal property described in or contemplated by the Approved Plans and all other real and personal property now or hereafter placed on, affixed or appurtenant to, each Land Parcel by Lessee, as agent for Lessor pursuant to the Agency Agreement, including, without limitation, the equipment and other personal property identified on Schedule A, together with any and all accessions, additions, improvements (including Completion Improvements), substitutions and replacements thereto or therefor (all of the foregoing described in this clause (ii), the Improvements); and (iii) all easements, rights and appurtenances thereto (each Land Parcel together with the related Improvements and all such easements, rights and appurtenances with respect thereto called a Leased Property and collectively, the Leased Properties). Each of the Leased Properties shall be either an Existing Facility or a New Facility. The Improvements do not include personal property which constitutes Trade Fixtures or Lessee's property pursuant to paragraph (c) of Article 10 and which is placed on any Land Parcel by Lessee for Lessee's own account and not as agent for Lessor under the Agency Agreement.

         Each Leased Property is demised and let in its present condition without representation or warranty by Lessor, subject in each case to (a) the rights of any parties in possession thereof, (b) the state of the title thereto existing at the time Lessor acquired its interest in such Leased Property, (c) any state of facts which an accurate survey or physical inspection might show,
(d) all applicable laws, rules, regulations, ordinances and restrictions now in effect or hereafter adopted by any governmental authority having jurisdiction,
(e) any environmental conditions now or hereafter existing at, on or under such Leased Property and (f) any violations of such laws, rules, regulations, ordinances and restrictions which may exist at the commencement of the


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                                       -2-

Term of this Lease. Lessee has examined each Leased Property, and has, as between Lessor and Lessee, found the same to be satisfactory for all purposes.

         LESSOR HAS NOT MADE AN INSPECTION OF ANY LEASED PROPERTY AND MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO ANY LEASED PROPERTY WHETHER NOW OR HEREAFTER EXISTING OR THE LOCATION, USE, DESCRIPTION, DESIGN, MERCHANTABILITY, FITNESS FOR USE FOR A PARTICULAR PURPOSE, CONDITION OR DURABILITY THEREOF, OR AS TO QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN; AND ALL RISKS INCIDENTAL TO THE LEASED PROPERTIES SHALL BE BORNE BY LESSEE. IN THE EVENT OF ANY DEFECT OR DEFICIENCY OF ANY NATURE IN ANY LEASED PROPERTY OR ANY FIXTURE OR OTHER ITEM CONSTITUTING A PORTION THEREOF, WHETHER PATENT OR LATENT, LESSOR SHALL NOT HAVE ANY RESPONSIBILITY OR LIABILITY WITH RESPECT THERETO. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN NEGOTIATED AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION BY LESSOR OF, AND LESSOR DOES HEREBY DISCLAIM ANY AND ALL WARRANTIES BY LESSOR, EXPRESS OR IMPLIED, WITH RESPECT TO THE LEASED PROPERTIES WHETHER NOW OR HEREAFTER EXISTING OR ANY FIXTURE OR OTHER ITEM CONSTITUTING A PORTION THEREOF, WHETHER ARISING PURSUANT TO THE UNIFORM COMMERCIAL CODE OR ANY OTHER LAW NOW OR HEREAFTER IN EFFECT OR OTHERWISE.

         2. Term. Subject to the provisions hereof, Lessee shall have and hold the Leased Properties for (i) a term which shall begin on the Interim Term Commencement Date, and end at midnight on the day immediately prior to the Basic Term Commencement Date (the Interim Term), and (ii) a term which shall begin immediately after the end of the Interim Term and end (as to each Leased Property) at midnight on the day immediately prior to the fifth anniversary of the Basic Term Commencement Date applicable to such Leased Property (the Basic
Term), unless sooner terminated as hereinafter provided; provided, however, that in any and all events, the Term of this Lease shall expire as to all Leased Properties by not later than March 31, 2005.

         3.       Rent.

         (a) During the Term of this Lease, Lessee shall pay the basic rent provided for in Schedule B annexed hereto (Basic Rent) to Lessor (or to any other party as Lessor may from time to time specify in writing), by bank wire transfer or electronic funds transfer (including automated clearinghouse transfers) of immediately available federal funds initiated before 10:30 A.M., Eastern Time, at Lessor's address set forth above, or at such other place within the continental United States to which bank wire or electronic funds transfers can be made, as Lessor may from time to time designate to Lessee in writing. Basic Rent during the Interim Term and
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                                       -3-

the Basic Term shall be due and payable by Lessee in installments in the amounts set forth in Schedule B on the first day of each month during the Term of the Lease (Payment Dates). If any Payment Date falls on a day that is not a Business Day, Basic Rent shall be due and payable on the next succeeding Business Day without interest or penalty if paid on such Business Day.

         (b) All amounts that Lessee is required to pay or discharge pursuant to
(i) this Lease in addition to Basic Rent (including, without limitation, amounts payable as the Purchase Price, Termination Value or other amounts for any Leased Property pursuant to any provision hereof, any Adjustment Price or Maximum Lessee Risk Amount payable pursuant to Article 30, any amounts payable by Lessee on behalf of Lessor pursuant to Sections 2.5.2, 2.5.3, 2.5.4, 2.5.6(b), 2.6, 2.7, 3.5, 5.9 and Article 4 of the Loan Agreement, any amounts payable pursuant to Article 21 hereof or as liquidated damages pursuant to paragraph (c) of
Article 22 hereof and any indemnity payments payable pursuant to Articles 8 and 9 hereof), and (ii) the Assignment, together with every fine, penalty, overdue interest and cost which may be added for nonpayment or late payment thereof, shall constitute additional obligations hereunder (all of the foregoing, Additional Obligations). In the event of any failure by Lessee to pay or discharge any such Additional Obligations when due, Lessor, except as may be otherwise provided herein, shall have all rights, powers and remedies provided for herein or by law or otherwise in the case of nonpayment of Basic Rent. Lessee may pay Additional Obligations directly to the Persons entitled thereto. Lessee also covenants to pay to Lessor on demand as Additional Obligations, interest at the Overdue Rate, but in no event greater than the maximum rate permitted by applicable law, on (i) all overdue installments of Basic Rent from the due date thereof until paid in full, (ii) all overdue amounts of Additional Obligations arising out of obligations which Lessor shall have paid on behalf of Lessee pursuant to Article 21 hereof or otherwise from the date of such payment by Lessor until paid in full and (iii) each other sum required to be paid by Lessee hereunder or under the Assignment which is overdue, including without limitation, any Maximum Lessee Risk Amount or portion thereof, Purchase Price, Termination Value or other amounts for any Leased Property, Adjustment Price, any amounts payable by Lessor pursuant to Sections 2.5.2, 2.5.3, 2.5.4, 2.5.6(b), 2.6, 2.7, 3.5, 5.9 and Article 4 of the Loan Agreement, and any amounts payable pursuant to Article 21 hereof or as liquidated damages pursuant to paragraph (c) of Article 22 hereof, from the date such sum was due until the date received by the Person entitled thereto.

         (c) With respect to each Leased Property, each of (i) the Termination Value, (ii) the Purchase Price, and (iii) the sum of (x) the Adjustment Price, plus (y) the Maximum Lessor Risk Amount and (z) the Maximum Lessee Risk Amount shall be at least sufficient at all times during the Maximum Lease Term to pay all outstanding principal under the indebtedness evidenced by the Debt Notes related to such Leased Property and, to pay to Lessor the amount of the outstanding Equity Investment, in accordance with the Operative Documents; and, in each case together with other amounts required to be paid by Lessee under the Operative Documents, such

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                                       -4-

amount shall be also sufficient to pay accrued interest under the Debt Notes and the Equity Return.

         4. Use. Lessee may use each Leased Property as a warehouse storage facility and for accessory office, parking and other ancillary uses. With the prior written consent of Lessor, Agent Bank and LC Issuer of such other use, which consent will not be unreasonably withheld, Lessee may use a Leased Property for any other lawful use which Lessee certifies (i) is not generally hazardous, (ii) does not, in Lessee's good faith determination, adversely affect the fair market value, utility or useful life of such Leased Property and (iii) does not violate any applicable law, rule, regulation or restriction.

         5.       Net Lease; Nonterminability

         (a) This Lease is a "triple net lease" and Lessee shall pay all Basic Rent and Additional Obligations without notice, demand, counterclaim, set-off, deduction, or defense, and without abatement, suspension, deferment, recoupment, diminution or reduction, free from any charges, assessments, impositions, expenses or deductions of any and every kind or nature whatsoever including, without limitation (1) any right Lessee may have against Lessor, any contractor or any other Person for any reason (whether in connection with this transaction or any other transaction), (2) any breach, default or misrepresentation by
Lessor or any other Person under this Lease, the Loan Agreement, Guaranty, Assignment of Guaranty or Assignment, or (3) any invalidity or unenforceability in whole or in part of this Lease, the Loan Agreement, Guaranty, Assignment of Guaranty or Assignment, or any other infirmity herein or therein, or any lack of power or authority of any party to this Lease, the Loan Agreement, any Guaranty, any Assignment of Guaranty or any Assignment. All costs, expenses and obligations of every kind and nature whatsoever relating to each Leased Property and the appurtenances thereto and the use and occupancy thereof by Lessee or anyone claiming by, through or under Lessee as Lessee hereunder which may arise or become due during or with respect to the period constituting the Term hereof shall be paid by Lessee, and Lessee shall indemnify Lessor against any of the foregoing as provided in Article 8. Lessee assumes, during the Term of this Lease, the sole responsibility for the condition (physical or environmental), use, operation, maintenance, subletting and management of each Leased Property, and Lessee shall indemnify Lessor with respect to the foregoing as provided in
Article 8, and Lessor shall have no responsibility in respect thereof and shall have no liability for damage to the property of Lessee or any sublessee of Lessee on any account or for any reason whatsoever. Without limiting the generality of the foregoing, during the Term of this Lease, Lessee shall perform all of the obligations of the sublessor under any subleases affecting all or any part of any Leased Property which Lessee may hereafter enter into as sublessor to the extent that sublessee's failure to perform such obligations would result in the occurrence of a Default or Event of Default under this Lease.

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                                       -5-


         (b) Except as otherwise expressly provided in Article 9, paragraph (c) of Article 12, clause (ii) of paragraph (b) of Article 22, and paragraph (a) of
Article 35 hereof, this Lease shall not terminate as to any Leased Property, nor shall Lessee have any right to terminate this Lease as to any Leased Property, nor shall Lessee be entitled to any abatement or reduction of rent hereunder, nor shall Lessee have the right to be released or discharged from any obligations or liabilities hereunder for any reason, including without limitation, any damage to or destruction of all or part of any Leased Property; any restriction, deprivation (including eviction) or prevention of, or any interference with, any use or the occupancy of any Leased Property (whether due to any defect in or failure of Lessor's title to such Leased Property, any Lessor Lien or otherwise); any condemnation, requisition or other taking or sale of the use, occupancy or title to any Leased Property; any action, omission or breach on the part of Lessor under this Lease or under any other agreement between Lessor and Lessee; the inadequacy or failure of the description of any Leased Property to demise and let to Lessee any property intended to be leased hereby; Lessee's acquisition of ownership of any Leased Property or any sale or other disposition of any Leased Property; the impossibility or illegality of performance by Lessor or Lessee or both; the failure of Lessor to deliver possession of any Leased Property on the Interim Term Commencement Date; any action of any court, administrative agency or other governmental authority; any environmental condition affecting any Leased Property; or any other cause, whether similar or dissimilar to the foregoing, any present or future law notwithstanding.

         (c) Lessee will remain obligated under this Lease in accordance with its terms, and will not take any action to terminate, rescind or avoid this Lease for any reason, notwithstanding any bankruptcy, insolvency, reorganization, liquidation, dissolution or other proceeding affecting Lessor, or any assignee of Lessor, or any action with respect to this Lease which may be taken by any receiver, trustee or liquidator, or any assignee of Lessor or by any court in any such proceeding. Lessee waives all rights at any time conferred by statute or otherwise to quit, terminate or surrender this Lease or any Leased Property (except as otherwise expressly provided hereinabove), or to any abatement or deferment of any Basic Rent, Additional Obligations or other sum payable by Lessee hereunder, on account of any cause referred to in this Article 5 or otherwise.

         6.       Taxes and Other Charges; Law and Agreements.

         (a) Lessee shall pay and discharge, on or before the last day upon which the same may be paid without interest or penalty, and shall indemnify each Indemnified Party on an after tax basis, from and against, all taxes, including any tax based upon or measured by gross rentals or receipts from any Leased Property, assessments, levies, fees, water and sewer rents and other governmental and similar charges, general and special, ordinary or extraordinary, and whether or not the same shall have been within the express contemplation of the parties hereto, and any interest and penalties thereon, which are levied, assessed or due against (i) such Indemnified Party and which relate to such Indemnified Party's interest in any Leased Property, the use,

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                                       -6-

occupancy, operation or possession of any Leased Property or any part thereof or the transactions contemplated by the Operative Documents, (ii) any Leased Property or the interest of Lessee or Lessor therein, (iii) Basic Rent or Additional Obligations or other sums payable by Lessee hereunder, (iv) this Lease or the interest of Lessee or the Indemnified Parties hereunder, (v) the use, occupancy, construction, repair or rebuilding of any Leased Property or any portion thereof, (vi) gross receipts from any Leased Property or (vii) Taxes and Other Taxes and "Taxes" or terms of like import as defined in the Loan
Agreement. If any tax or assessment levied or assessed against any Leased Property may legally be paid in installments, Lessee shall have the option to pay such tax or assessment in installments; provided, however, that upon the termination or expiration of the Term of this Lease with respect to such Leased Property, Lessee shall pay any such tax or assessment which it has been paying in installments in full, on or prior to such termination or expiration date, unless such Leased Property is being purchased by Lessee hereunder, and no liability could result to any Indemnified Party due to Lessee's failure to pay such tax or assessment in full. Nothing in this Lease shall require payment by Lessee of any franchise, estate, inheritance, succession, transfer, net income or profits taxes of any Indemnified Party (including any minimum taxes and withholding taxes), except for (x) withholding taxes for which Lessor is liable under Section 5.9 of the Loan Agreement or Section 3.8 of the Deed of Trust to Agent Bank and for which Lessee shall be liable hereunder, (y) transfer taxes, recording fees, or similar charges payable in connection with a conveyance hereunder to Lessee or in connection with Lessor's or Agent Bank's exercise of remedies after an Event of Default hereunder and (z) any gross receipts or similar taxes imposed or levied upon, assessed against or measured by the Basic Rent, Additional Obligations or any other sums payable by Lessee hereunder or levied upon or assessed against any Leased Property, (but excluding from this clause (z), any such taxes which are in substitution for an income, profit or revenue tax of any Indemnified Party, but then only to the extent of such substitution and only to the extent that such tax, assessment or other charge would be payable if such Leased Property were the only property of such Indemnified Party subject thereto) (the foregoing, collectively, Excluded Taxes). Lessee shall prepare and file or cause to be filed on a timely basis all returns and other materials required in connection with any taxes, assessments or other charges that Lessee is required to pay pursuant to this Article 6; provided, however, where legally required, Lessor will sign such return or related power of attorney. Lessee shall furnish to Lessor promptly, and in any event within 30 days after the later of the date the same becomes due and payable and the date of written demand by Lessor, as the case may be, proof of the payment of any such tax, assessment, fee, rent or charge which is payable by Lessee and, upon written demand of Lessor, proof of the filing of all returns and other materials required in connection therewith.

         (b) Lessee shall pay all charges for utility, communication and other services to the extent rendered or used during the Term of this Lease on or about any Leased Property, whether or not payment therefor shall become due after the Term of this Lease.

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                                       -7-


         (c) Lessee shall at all times during the Term of this Lease, at Lessee's own cost and expense, perform and comply in all material respects with all laws, rules, orders, ordinances, regulations and requirements now existing or (except to the extent any exemption or so called "grandfathering" provision is available to Lessee) hereafter enacted or promulgated, of every government and municipality having jurisdiction over each Leased Property and of any agency thereof, relating to such Leased Property, or the improvements thereon, or the facilities or equipment thereon or therein, or the appurtenances to such Leased Property, or the franchises and privileges connected therewith, or, to the extent that Lessor or Lessee has any obligation or responsibility therefor, the streets, sidewalks, vaults, vault spaces, curbs and gutters adjoining such Leased Property (collectively, Legal Requirements), whether or not such Legal Requirements so involved shall necessitate structural changes, improvements, interference with use and enjoyment of such Leased Property, replacements or repairs, extraordinary as well as ordinary, and Lessee shall so perform and comply, whether or not such Legal Requirements shall now exist or shall hereafter be enacted or promulgated, and whether or not such Legal Requirements can be said to be within the present contemplation of the parties hereto. Lessee shall at all times during the Term of this Lease, at Lessee's own cost and expense, perform and comply with the terms of all Permitted Encumbrances and any easement granted or released pursuant to Article 34 hereof and shall perform all of the obligations of Lessor under such Permitted Encumbrances and of the grantor or releasor under the related instrument of grant or release. Lessee shall, at its expense, comply with all provisions of insurance policies required pursuant to Article 13 hereof, and shall, at its expense comply with the provisions of all contracts, agreements, instruments and restrictions existing at the commencement of this Lease or thereafter suffered or permitted by Lessee (the noncompliance with which would adversely affect any Leased Property or any part thereof or the ownership, occupancy, use, operation or possession thereof). Lessee shall at all times during the Term of this Lease comply with the terms of and perform its obligations under the Assignment and any consent of Lessee to the Assignment.

         (d) Notwithstanding the provisions of paragraphs (a) through (c) of this Article 6 and those of Article 7, Lessee shall have the right to contest, by appropriate legal proceedings, any tax, charge, levy, assessment, lien or other encumbrance, and/or any Legal Requirement affecting any Leased Property, and to postpone payment of or compliance with the same during the pendency of such contest, provided that (i) the commencement and continuation of such proceedings shall suspend the collection thereof from, and suspend the enforcement thereof against, Lessor and any Leased Property, (ii) no part of any Leased Property nor any Basic Rent or Additional Obligations or other sums payable by Lessee hereunder shall be in imminent danger of being sold, forfeited, attached or lost, (iii) there shall not exist (x) any interference with the use and occupancy of any Leased Property or any part thereof that has or would have a material adverse effect on the fair market value, utility or useful life of any Leased Property, or (y) any interference with the payment of Basic Rent or any Additional Obligations (other than the portion subject to the contest), (iv) Lessee shall promptly prosecute such contest to a final

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                                       -8-

settlement or conclusion, or if Lessee deems it advisable to abandon such contest, Lessee shall promptly pay or perform the obligation which was the subject of such contest and (v) at no time during the permitted contest shall there be a risk of the imposition of criminal liability or civil liability on Lessor arising from non-payment of the contested item or non-compliance with the contested Legal Requirement. If any Default or Event of Default hereunder shall have occurred and be continuing, and any such contest or contests, individually or in the aggregate, at any one time pending with respect to any Leased Property shall involve an amount of money or potential loss (including fines and similar charges) in excess of $1,000,000, plus any security theretofore provided pursuant to this provision, then Lessee shall either (i) deposit with the Depositary (as defined in subparagraph (i) of paragraph (b) of Article 12 of this Lease) an amount equal to 100% of the tax, charge, levy, assessment, lien or other encumbrance affecting such Leased Property, which amount may be invested in accordance with the terms and provisions set forth in subparagraph
(iv) of paragraph (b) of Article 12 of this Lease or (ii) post an equivalent bond, or letter of credit from an institution (other than Lessee or its Affiliates) meeting the requirements to be a Depositary under this Lease, for security. Lessee shall not postpone the payment of any such tax, charge, levy, assessment, lien or other encumbrance for such length of time as shall permit any Leased Property, or any lien thereon created by such item being contested, to be sold by federal, state, county or municipal authority for the non-payment thereof; Lessee shall not postpone compliance with any such law, rule, order, ordinance, regulation or other governmental requirement if Lessor will thereby be subject to criminal prosecution or civil liability, or if any municipal or other governmental authority shall be in a position according to applicable law to commence to foreclose or sell any lien affecting all or part of any Leased Property which shall have arisen by reason of such postponement or failure of compliance.

         (e) Without limiting the generality of any of the other provisions of this Article 6, Lessee shall at all times during the Term of this Lease promptly comply with the terms of and fully and faithfully pay and perform its obligations, as agent, incurred under the Agency Agreement. In the event of the termination of this Lease as herein provided or Lessee's abandonment of any Leased Property, the obligations and liabilities of Lessee with respect to each Indemnified Party, actual or contingent, under this Article 6 shall survive such termination or abandonment.

         (f) Further without limiting the generality of the foregoing, as set forth in Schedule B hereto, Lessee agrees to pay as Additional Obligations hereunder all Taxes and Other Taxes and further agrees to perform on behalf of Lessor all obligations with respect thereto set forth in Section 5.9 of the Loan Agreement.

         7. Title; Liens. Lessee represents and warrants to, and covenants with, Lessor that Lessor has and shall have good fee simple title to each and every Leased Property, subject only to Permitted Encumbrances, and that Lessee shall warrant and defend the same to Lessor against the lawful claims and demands of all persons. Subject to the provisions of paragraph (d) of

Article 6, Lessee will promptly, but in any event no later than the earlier of 30 days after its Actual Knowledge of the filing thereof or the enforcement of the same, at its own expense, remove, satisfy or discharge of record, by bond or otherwise, any charge, lien, security interest or encumbrance upon any Leased Property, upon any Basic Rent, or upon any Additional Obligations or other sums payable by Lessee under this Lease which arises for any reason (except for Lessor Liens and any other acts or omissions of Lessor or anyone claiming by, through or under Lessor, without the consent of Lessee), including all liens which arise out of Lessee's possession, use, operation and occupancy of any Leased Property, but not including any Permitted Encumbrances. Nothing contained in this Lease shall be construed as constituting the consent or request of Lessor, express or implied, to or for the performance by any contractor, laborer, materialman, or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to any Leased Property or any part thereof. Notice is hereby given that Lessor will not be liable for any labor, services or materials furnished or to be furnished to Lessee, or to anyone holding an interest in any Leased Property or any part thereof through or under Lessee, and that no mechanic's or other liens for any such labor, services or materials shall attach to or affect the interest of Lessor in and to any Leased Property. In the event of the failure of Lessee to discharge any charge, lien, security interest or encumbrance within the time period set forth above and otherwise as aforesaid, except during the pendency of any contest permitted and conducted pursuant to paragraph (d) of Article 6, after 10 days prior notice to Lessee (or after shorter notice or without notice if prudent under the circumstances to prevent enforcement or other action against Lessor or any Leased Property), Lessor or Agent Bank may discharge such items by payment or bond or both, and Lessee will repay to Lessor, upon demand, any and all amounts paid therefor, or by reason of any liability on such bond, and also any and all reasonable incidental expenses, including reasonable attorneys' fees, incurred by Lessor in connection therewith.

         8. Indemnification; Fees and Expenses. Lessee shall pay, and shall protect, defend and indemnify Lessor, Deed of Trust Trustee, Agent Bank, Bank, the Lenders, Beneficiary, LC Issuer, Placement Agent, and any registered owners from time to time of the Debt Notes and their successors in interest, and each and all of such parties' shareholders, officers, directors, partners, employees, attorneys and agents, licensees and any holder of any beneficial interest in any of them but only in their capacity as such (each, an Indemnified Party and collectively, the Indemnified Parties) against and hold each Indemnified Party harmless from all liabilities, losses, damages, costs (but excluding general administrative costs of such Indemnified Party unrelated to the claim of indemnity hereunder), expenses (including reasonable attorneys' fees and expenses), claims, demands or judgments of any nature actually imposed upon or incurred by such Indemnified Party to the extent (a) arising or alleged to arise from or in connection with or relating to the Overall Transaction or during the Term of this Lease, the condition, use, operation, maintenance, subletting and management of any Leased Property, (b) arising from or in connection with or relating to the use and occupancy of any Leased Property by Lessee or anyone claiming by, through or under Lessee as Lessee hereunder or (c) arising from or in connection with any of the following: (i) any injury to, or the death of, any person or any damage to or loss of property on or adjacent to any Leased Property or growing out of or connected with, the ownership, use, nonuse, occupancy, operation, possession, condition, construction, repair or rebuilding of any Leased Property or adjoining property, sidewalks, streets or ways or resulting from the condition of any thereof, (ii) any liability actually incurred by the Indemnified Party seeking indemnification hereunder arising from claims by third parties resulting from any violation by Lessee of (A) any provision of this Lease, or (B) any Legal Requirement affecting any Leased Property, or (C) any provision of any lease (other than this Lease) or other agreement relating to any Leased Property as of the date hereof or hereafter in effect to which Lessee is a party or by which Lessee is bound, or (D) any contract or agreement to which Lessee is a party, or any restriction, law, ordinance or regulation, affecting any Leased Property or the ownership, use, nonuse, occupancy, condition, operation, possession, construction, repair or rebuilding thereof or of adjoining property, sidewalks, streets or ways; (iii) any contest permitted by paragraph (d) of Article 6; and (iv) any violation or alleged violation by Lessee of any of the terms and provisions hereof; provided, however, that any such indemnity and hold harmless provided for in this Article 8 shall not, as to any Indemnified Party, be available (A) to the extent but only to the extent that any such losses, claims, damages, liabilities, costs, demands or judgments or related expenses resulted from (x) the gross negligence or willful misconduct of, (y) a material breach of a covenant by, or (z) a material misrepresentation by, in each case, such Indemnified Party; (B) with respect to Lessor Liens; or (C) for Excluded Taxes. The foregoing shall not give rise to any third party beneficiary rights with respect to any Person who is not an Indemnified Party.

         With respect to any amount that the Lessee is requested by an Indemnified Party to pay by reason of this Article 8, such Indemnified Party shall, if so requested by the Lessee, submit such additional information to the Lessee as the Lessee may reasonably request and which is in the possession of such Indemnified Party to describe the requested payment; but failure by such Indemnified Party to provide such information shall in no way reduce Lessee's indemnified obligations hereunder or in any way delay its payment or performance of its obligations hereunder.

         In case any action, suit or proceeding shall be brought against any Indemnified Party, such Indemnified Party shall notify the Lessee of the commencement thereof, and the Lessee shall be entitled, at its expense, to participate in, and, to the extent that the Lessee desires to, assume and control the defense thereof; provided, however, that the Lessee shall have acknowledged in writing its obligation to fully indemnify such Indemnified Party in respect of such action, suit or proceedings, and, the Lessee shall keep such Indemnified Party fully apprised of the status of such action, suit or proceeding and shall provide such Indemnified Party with all information with respect to such action, suit or proceeding as such Indemnified Party shall reasonably request, and provided, further, that the Lessee shall not be entitled to assume and control the defense of any such action, suit or proceeding (and shall pay all costs and reasonable attorneys' fees incurred by such Indemnified Party in assuming such control) if,
(A) in the reasonable opinion of such Indemnified Party, (x) such action, suit or proceeding involves any risk of imposition of criminal liability or any risk of imposition of material civil liability on such Indemnified Party or will involve a material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Encumbrance) on any Leased Property or any part thereof unless, in the case of civil liability, the Lessee shall have posted a bond or other security satisfactory to the relevant Indemnified Parties in respect to such risk or (y) the control of such action, suit or proceeding would, in the reasonable opinion of the Indemnified Party, involve a likely potential conflict of interest, (B) such proceeding involves Claims not fully indemnified by the Lessee which the Lessee and the Indemnified Party have been unable to sever from the indemnified Claim(s), or (C) an Event of Default has occurred and is continuing. Subject to the previous sentence, if Lessee is permitted to so control such defense, the Indemnified Party may participate at its own expense and with its own counsel in any proceeding conducted by the Lessee in accordance with the foregoing. The Lessee shall not enter into any settlement or other compromise with respect to any Claim subject to indemnification under this Article 8 without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld in the case of a money settlement not involving an admission of liability of such Indemnified Party; provided, however, that in the event that such Indemnified Party withholds consent to any settlement or other compromise, the Lessee shall not be required to indemnify such Indemnified Party under this Article 8 to the extent that the applicable Claim (x) is for legal fees and expenses incurred after the date of the proposed settlement or (y) results in a judgment in excess of such offered money settlement.

         If such Indemnified Party shall control such defense, unless an Event of Default shall have occurred and be continuing no Indemnified Party shall enter into any settlement or other compromise with respect to any Claim for which it is entitled to be indemnified under this Article 8 without the prior written consent of the Lessee, which consent shall not be unreasonably withheld, unless such Indemnified Party waives its right to be indemnified under this
Article 8 with respect to such Claim.

         Upon  payment  in full of any  Claim  by the  Lessee  pursuant  to this
Article 8 to or on behalf of an Indemnified Party, the Lessee, without any further action, shall be subrogated to any and all claims that such Indemnified Party may have relating thereto and such Indemnified Party shall execute such instruments of assignment and conveyance, evidence of claims and payment and such other documents, instruments and agreements as may be reasonably necessary to preserve any such subrogation rights.

         In the event of the termination of this Lease as herein provided or Lessee's abandonment of any Leased Property, the obligations and liabilities of Lessee with respect to each Indemnified Party, actual or contingent, under this
Article 8 shall survive such termination or abandonment.

         9. Environmental Matters. Lessee represents and warrants (with respect to statements made as of a particular date) and covenants (with respect to future or ongoing obligations) to the Indemnified Parties that:

         (i) at all times during the Term of this Lease, each and every Leased Property, Lessee, all sublessees and any assignee of Lessee shall comply in all material respects with all applicable Environmental Laws, including the effecting of cures in compliance with Environmental Laws, if applicable; Lessee has, and has ensured that all sublessees of each Leased Property have, obtained all permits, licenses, and any other authorizations to conduct operations at such Leased Property that are required under applicable Environmental Laws (collectively, Environmental Permits) as of the applicable Lease Closing Date with respect to each Leased Property and shall obtain and shall ensure that all sublessees of each Leased Property shall obtain and maintain in full force and effect, at all times during the Term of this Lease, all Environmental Permits that are now or hereafter required; Lessee is, and has ensured that all sublessees of each Leased Property are in compliance in all material respects with all terms and conditions of all Environmental Permits as of the applicable Lease Closing Date, and Lessee shall, and shall ensure that all sublessees of each Leased Property shall, comply in all material respects with all terms and conditions of all Environmental Permits now or hereafter required; Lessee shall cause any alterations of, or construction on, each Leased Property to be done in compliance with applicable Environmental Laws, and in connection with any such alterations or construction, shall remove and dispose of, in compliance with applicable Environmental Laws, any Hazardous Substances present upon any Leased Property to the extent required or authorized (as to such disposal) by applicable Environmental Laws;

         (ii) as of the applicable Lease Closing Date with respect to each Leased Property, (a) no notices, complaints or orders of violation or non-compliance regarding alleged violations of, or strict liability under, Environmental Laws have been received by Lessee or, to the best of its knowledge, by any Person regarding such Leased Property; (b) no federal, state or local governmental environmental investigation or legal action by a private party is pending or, to the best of Lessee's knowledge, overtly threatened, arising under or pursuant to Environmental Laws with regard to such Leased Property; and (c) no liens have been placed upon such Leased Property in connection with any actual or alleged liability under any Environmental Laws;

         (iii) no Leased Property (a) as of the applicable Lease Closing Date with respect thereto has been used by Lessee or, to the best of Lessee's knowledge, by any other Person to generate,
                  manufacture,   refine,   produce  or  process  any   Hazardous

                  Substance or to store, handle, treat, dispose, transfer or transport any Hazardous Substance other than as set forth in Schedule E, as the same may be supplemented from time to time by Lease Supplements as contemplated by Article 1, solely with respect to the Leased Premises which is the subject thereof, and (b) will be used by Lessee or any sublessee or assignee of Lessee at any time during the Term of this Lease to generate, manufacture, refine, produce or process any Hazardous Substance or to store, handle, treat, dispose, transfer or transport any Hazardous Substance, other than normal and lawful uses of such Hazardous Substances in lawful quantities and in compliance with Environmental Laws in connection with Lessee's intended use of such Leased Property in accordance with the provisions of Article 4, where such uses will have no material adverse effect upon such Leased Property;

         (iv) other than as set forth in Schedule E hereto, as the same may be supplemented from time to time by Lease Supplements, as of the applicable Lease Closing Date with respect to each Leased Property, no surface impoundments are (and during the Term of this Lease, none will be) constructed, operated or maintained in or on such Leased Property and no above ground tanks or other containment structures will be constructed, operated or maintained on any Leased Property in violation of applicable Environmental Laws and no underground storage tanks are (and during the Term of this Lease, none will be) constructed, operated or maintained in or on any Leased Property; as of the applicable Lease Closing Date with respect to each Leased
                  Property, there is no asbestos nor asbestos-containing material (except commercially produced product in non-friable bonded form, the presence of which complies with all Environmental Laws) located in, on, at or under such Leased Property nor is there any PCB-containing equipment, including PCB-containing transformers located in, on, at or under such Leased Property nor will any of the foregoing be located in, on, at or under any Leased Property at any time during the Term of this Lease;

         (v) as of the applicable Lease Closing Date with respect to each Leased Property, other than as set forth in Schedule E, as the same may be supplemented from time to time by Lease Supplement as contemplated by Article 1, solely with respect to the Leased Premises which is the subject thereof, each Leased Property is free of Hazardous Substances at, in, on, over or under such Leased Property, regardless of the source of any such Hazardous Substances, except in concentrations that do not exceed those allowed under or pursuant to applicable Environmental Laws in connection with Lessee's development and intended use of such Leased Property in accordance with the provisions of Article 4 and none of which will have a material adverse effect upon such Leased Property; and

         (vi) at all times during the Term of this Lease, other than normal and lawful uses of such Hazardous Substances in lawful quantities and in compliance with Environmental Laws in connection with Lessee's intended use of any Leased Property in accordance with the provisions of Article 4, where such uses will have no material adverse effect upon such Leased Property, neither Lessee nor any sublessee or assignee of Lessee shall, directly or indirectly, place Hazardous Substances at, in, on, over or under such Leased Property.

         Promptly upon obtaining Actual Knowledge thereof, Lessee shall give to Lessor notice of the occurrence of any of the following events: (i) the failure of any Leased Property, Lessee, any sublessee or assignee of Lessee to comply, in all material respects, with any Environmental Law; (ii) the issuance to Lessee or any sublessee of space in any Leased Property or any assignee of Lessee, of any written notice, complaint or order of violation or non-compliance in any material respect with regard to any Leased Property or the use thereof with respect to Environmental Laws; (iii) any written notice of a pending or threatened investigation to determine whether Lessee's (or any sublessee's or assignee's) operations on any Leased Property are in violation, in any material respect, of any Environmental Law; (iv) any written notice from any governmental agency requiring any corrective action with respect to any Leased Property or any portion thereof under any Environmental Law; (v) any written notice or other written communication with respect to a pending or threatened private party judicial or administrative action relating to violation, of any Environmental Law in connection with the use, occupancy or operation of any Leased Property;
(vi) the existence or threat of a release of a Hazardous Substance at or to or under any Leased Property or any condition regulated by any Environmental Law which is or must be reported to a governmental agency or that could have a material adverse effect upon any Leased Property; or (vii) any other occurrence or discovery of any condition at, adjacent to or under any Leased Property related to Environmental Laws and which would constitute a material adverse effect on such Leased Property.

         At any time if Lessor receives notice that an adverse change in the environmental condition of any Leased Property has occurred or that an adverse environmental condition with respect to any Leased Property has been discovered, Lessor shall give notice thereof to Lessee, and Lessee shall (i) diligently commence (or cause another Person to commence) to cure such condition, to the extent required by applicable Environmental Laws (including any evaluations or assessment of such conditions and to develop an appropriate plan with respect thereto (or cause another Person to do so) within 30 days after receipt of such notice (or such shorter period as may be required by law or in the event of an emergency) and (ii) thereafter diligently prosecute (or cause another Person to diligently prosecute) to completion such cure. If Lessee (or such other Person) defaults in its obligations hereunder in respect of such condition, then Lessor may, after reasonable prior notice to Lessee, take such actions as it may deem necessary to cure such condition. Notwithstanding the foregoing, Lessor shall not be obligated to take any actions in response to any such condition. All costs and expenses reasonably incurred by Lessor in connection with curing any such condition shall be paid by Lessee upon demand. Notwithstanding anything to the contrary contained in this paragraph, if, in the reasonable professional opinion of Lessor's environmental engineer, such cure would cost in excess of $500,000 at the option of Lessor (with the consent of Agent Bank) Lessor may require that Lessee purchase such Leased Property. The purchase price for such Leased Property payable in cash or immediately available federal funds shall be equal to (i) the Termination Value payable as of the date of purchase, together with accrued and unpaid Basic Rent, Additional Obligations and other sums payable by Lessee under this Lease, to the date of purchase, in each case as allocable to such Leased Property, plus (ii) an amount equal to the costs and expenses of Lessor (including reasonable attorneys' fees) reasonably incurred in connection with such sale. The sale of such Leased Property shall be in accordance with the terms of Article 16 hereof.

         Lessee agrees to indemnify, defend and hold harmless each Indemnified Party from and against any and all losses, liabilities (including third party liabilities), injuries, damages, judgments, decrees, orders, penalties, claims, charges, costs and expenses (including, without limitation, reasonable fees and disbursements of counsel, consultants and expert witnesses for such Indemnified Party), which may be suffered or incurred by, or asserted against such Indemnified Party to the extent arising directly or indirectly out of any breach or violation of this Article 9 or out of the presence, use, storage, transportation, disposal, treatment, release, threatened release, discharge, emission, generation or presence of any Hazardous Substances at, from, on, over, under or in any Leased Property, regardless of whether occurring before, during or, except as otherwise provided herein, after the Term of this Lease and regardless of the source of any such Hazardous Substances, provided that no Indemnified Party will be indemnified by Lessee hereunder for environmental contamination caused solely by the grossly negligent acts of such Indemnified Party, its employees, agents or assigns, other than at the direction of Lessee or resulting from Lessee's failure to comply with this Article 9, and with respect to Lessor, other than any such liability which is imputed to Lessor (and not due solely to Lessor's own gross negligence or willful misconduct), by reason of its interest in any Leased Property.

         The warranties and obligations of Lessee, and the rights and remedies of each Indemnified Party under this Article 9 are in addition to and not in limitation of any other warranties, obligations, rights and remedies provided in this Lease or otherwise at law or in equity.

         In the event of the termination of this Lease as to any Leased Property as herein provided or Lessee's abandonment of any Leased Property, the obligations and liabilities of Lessee with respect to each Indemnified Party, actual or contingent, under this Article 9 and relating to the period through the end of the Term of this Lease, whether arising before or after the end of the Term of this Lease, shall survive such termination or abandonment.

         10. Maintenance and Repair; Additions; Completion Improvements.

         (a) Lessee acknowledges that it has received each Leased Property in good condition, repair and appearance on and as of the Lease Closing Date applicable thereto. Lessee will, at its cost and expense, keep and maintain each Leased Property, including any altered, rebuilt, additional or substituted buildings, structures and other improvements thereto, in good condition and repair, ordinary wear and tear (including, without limitation, from the elements) excepted, and (except as otherwise provided in paragraph (c) of
Article 12) will make all structural and non-structural, and ordinary and extraordinary changes, repairs and replacements, foreseen or unforeseen, which may be required, whether or not caused by its act or omission, to be made upon or in connection with the improvements to any Leased Property in order to keep the same in such condition, ordinary wear and tear (including, without limitation, from the elements) and the circumstances described in paragraph (c) of Article 12 excepted, including taking, or causing to be taken, action necessary to maintain each Leased Property in compliance in all material respects with any applicable Legal Requirements, including all applicable Environmental Laws. Lessee covenants to perform or observe all terms, covenants or conditions of any reciprocal easement or maintenance agreement to which it may at any time be a party or to which any Leased Property is subject as of the Lease Closing Date with respect to such Leased Property. Lessee shall, at its expense, use its reasonable efforts to enforce compliance in all material respects with any reciprocal easement, maintenance or other agreement benefitting any Leased Property by any other Person subject to such agreement without the imposition of any Lien. Lessor shall not be required to maintain, alter, repair, rebuild or replace any improvements on any Leased Property or to maintain any Leased Property, and Lessee expressly waives the right to make repairs at the expense of Lessor pursuant to any law at any time in effect. Lessee shall not abandon any Leased Property.

         (b) If it is determined that any Improvements situated on any Leased Property at any time during the term of this Lease shall encroach upon any property, street or right-of-way adjoining or adjacent to such Leased Property, or shall violate the agreements or conditions contained in any restrictive covenant affecting such Leased Property or any part thereof, or shall impair the rights of others under or obstruct any easement or right-of-way to which such Leased Property is subject, then, Lessee shall promptly notify Lessor of such development, and at the written request of Lessor, Lessee shall, at its expense, either (i) obtain effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation, impairment or obstruction whether the same shall affect Lessor, Lessee or both, or (ii) make such changes in the improvements on such Leased Property and take such other action as shall be necessary to remove such encroachments or obstructions and to end such violations or impairments, including, if necessary, the alteration or removal of any improvement on such Leased Property. Any such alteration or removal shall be made in conformity with the following requirements of this
Article 10 to the same extent as if such alteration or removal were an alteration under the provisions of paragraph (c) of this Article 10 and there shall be no abatement of rent by reason of such alteration or removal.

         (c) During the Term of this Lease, so long as no Default or Event of Default hereunder has occurred and is continuing, after notice to Lessor, Lessee may make any alterations, additions, modifications or improvements to any Leased Property whether or not structurally integrated with the existing Improvements on such Leased Property (each an Addition), provided that: (A) no such Addition
(i) reduces the fair market value of such Leased Property, taking into account any increase in the fair market value of such Leased Property caused by prior improvements to such Leased Property made by Lessee as permitted by this Lease at any time during the Maximum Lease Term, (ii) adversely affects the structural integrity of such Improvements, or impairs the utility or operation of such Leased Property (other than during the construction period with respect to such Addition), (iii) reduces the remaining useful life of such Improvements, or (iv) violates (in any material respect) any agreement or restriction (x) to which such Leased Property is subject or (y) which benefits such Leased Property; (B) Lessee shall finance construction of any Addition at its sole cost and expense
(i) using its own funds, or (ii) through a borrowing unsecured by any interest in any Leased Property; (C) in addition to satisfying the requirements of clause
(A) above, any Addition to any Leased Property the cost of which exceeds $250,000 shall be consented to by Lessor and Agent Bank in writing prior to commencement thereof; (D) any Addition shall be made in a good and workmanlike manner using a quality of material and workmanship at least as good as the original work or installation of such Improvements and otherwise in conformance with the character and quality of such existing Improvements and in compliance with all applicable Legal Requirements; (E) prior to undertaking any Addition, Lessee shall deliver to Lessor an Officer's Certificate with respect to satisfaction of the conditions set forth in the foregoing clauses (A)(i),
(A)(ii) and (A)(iii); (F) upon the reasonable request by Lessor, the fair market value and the remaining useful life of such Improvements shall be determined by an Appraisal of the applicable Leased Property, performed at Lessee's sole cost and expense; (G) any Addition may not be encumbered by any Lien (other than a Permitted Encumbrance); and shall become the property of Lessor and subject to this Lease, the Assignment and the Deed of Trust related thereto; (H) at Lessor's request, Lessee shall within 10 Business Days thereafter execute and deliver to Lessor a Lease Supplement with respect to any such Additions; and (I) Lessee's execution of a Lease Supplement for any such Addition shall constitute
(i) Lessee's acknowledgment and certification that any work associated therewith complies with the requirements of this Article 10 and (ii) as between Lessor and Lessee and for purposes of the Operative Documents but for no other purpose, Lessee's unconditional and irrevocable acceptance of such Addition for lease hereunder, which acceptance shall not constitute a waiver of any rights against third parties.

         (d) In addition to Lessee's right to construct Additions as set forth in subparagraph (c) above, if Lessor shall receive an Advance and an Additional Equity Investment to construct Completion Improvements under and in accordance with the Loan Agreement and the Agency Agreement, respectively, Lessee may construct or cause to be constructed on such Leased Property such Completion Improvements upon compliance with the following provisions:

         (i) Lessee shall comply with the provisions of Section 4.2 (b) of the Agency Agreement;

         (ii) the Completion Date for such Completion Improvements shall be no more than 180 days after commencement of the construction thereof;

         (iii)    Lessee shall comply with the  provisions  of clauses (A), (D),
                  (G), (H), and (I) of subparagraph (c);

         (iv) Lessee shall cause the Completion Improvements to be substantially completed in accordance with plans and specifications reasonably satisfactory to Lessor and Agent Bank (as the same may be modified from time to time with the approval of Agent Bank, the Approved Plans);

         (v) Lessee shall employ or cause to be employed a competent work force at all times during construction of the Completion Improvements and all indemnities set forth in this Lease shall apply with respect to such Completion Improvements;

         (vi) Lessee shall at all times during the construction of the Completion Improvements keep or cause to be maintained and kept with respect to the construction of the Completion Improvements, accurate books, records and accounts showing all materials ordered and received and all disbursements and accounts payable in connection with the construction of the Completion Improvements;

          (vii) Lessee shall allow Lessor, Agent Bank, the Lenders, Beneficiary and LC Issuer to enter the Completion Improvements upon reasonable prior written notice and during normal business hours for purposes of inspecting the progress of construction of the Completion Improvements and to examine all books, accounts, plans, drawings, and records with respect thereto;

         (viii) the Completion Improvements shall be Substantially Complete by no later than the applicable Completion Date; and

         (ix) upon Substantial Completion of such Completion Improvements, Lessee shall deliver to Lessor and Agent Bank the following:

                  (A) a new "as-built" survey plan of such Leased Property (including the Completion Improvements) to the extent that the building "footprint" is altered by such Completion Improvements;

                  (B) an updated "Phase I", and if requested by Lessor, Agent Bank or LC Issuer in its reasonable judgment based upon the "Phase I" with respect thereto, an updated "Phase II" environmental site assessment report of such Leased Property performed by an independent environmental engineer selected or approved by Lessor and approved by Agent Bank, the Lenders and LC Issuer, at sole cost and expense, and which report shall (x) confirm that the performance of the Completion Improvements did not disclose or cause any adverse environmental conditions not previously disclosed, and (y) reveal no actual or potential environmental liabilities. If any updated environmental site assessment report required by this clause (C) reveals a need for additional review in the reasonable judgment of Lessor, Agent Bank or LC Issuer, Lessee, at its sole cost and expense, shall provide such additional environmental site assessment reports as are required by Lessor, Agent Bank or the Lenders. The results of all such environmental site assessment reports must be satisfactory to Lessor, Agent Bank, the Lenders, Beneficiary and LC Issuer;

                  (C)      within  60 days  of  Substantial  Completion  of such
                           Completion  Improvements,   a  final  certificate  of
                           occupancy; and

                  (D)      such other documents reasonably required by the Agent
                           Bank.

         If for any reason, the sum of (x) the proceeds from the Advance made by Lenders under the Loan Agreement, and (ii) the Additional Equity Investment, are insufficient to pay all costs of Lessee with respect to the Completion Improvements, Lessee shall, nonetheless, be bound and required to fulfill its obligations hereunder and to pay all costs of the Completion Improvements and, under no circumstances, shall the insufficiency of the funds available to Lessee reduce or release Lessee from any of its obligations hereunder.

         (e) All work done in accordance with this Article 10 shall comply with the requirements of all insurance policies required to be maintained by Lessee under Article 13 hereof. Lessee shall promptly pay all costs and expenses of each such Addition and Completion Improvements, discharge all liens arising therefrom and procure and pay for all permits and licenses required in connection therewith.

         11.      Trade Fixtures; Inspection.

         (a) Lessor acknowledges and agrees that the racking systems, shelving systems, security systems and items of racking, shelving trade fixtures, cabling and networks running from the utility closets to work stations, machinery and equipment for each Leased Property (but specifically excluding Improvements) that are not financed by Owner Advances under and as defined in the Agency Agreement as part of the Cost of the Property related to the respective Leased Property are and shall remain the property of Lessee (Trade Fixtures) and be treated as "trade fixtures" for the purposes of this Lease and Lessee may remove the same from such Leased Property at any time prior to the termination of this Lease, provided that such removal does not impair the fair market value, utility or useful life of such Leased Property and that Lessee shall repair any damage to such Leased Property resulting from such removal. Lessee may, at its own cost and expense, install or place or reinstall or replace upon or remove from any Leased Property any such Trade Fixtures. Any such Trade Fixtures shall not become the property of Lessor (other than replacements of fixtures, machinery and equipment which are the property of Lessor, which replacement shall also be the property of Lessor). Replacements of fixtures, machinery and equipment which are property of the Lessor shall be of at least equal quality to the replaced fixtures, machinery and equipment at the time of such replacement. Lessee will be responsible for the repair and maintenance of Trade Fixtures. Lessor, at Lessee's request and expense, will waive or subordinate its lien on Lessee's personal property and Trade Fixtures for the benefit of any equipment lessor or other person providing financing.

         (b) Upon the request of Lessor, Agent Bank or Lenders, Lessee shall make Lessee's records pertaining to the maintenance of each Leased Property available to Lessor, Agent Bank and Lenders for inspection as hereinafter provided. Lessee shall permit Lessor, Beneficiary, Agent Bank, Lenders, LC Issuer and their agents, at any such party's risk and expense and after reasonable notice to visit and inspect (in the company of a representative of Lessee) any Leased Property, in a manner that does not unreasonably interfere with Lessee's use and operation of such Leased Property at such reasonable times during normal business hours and as often as may be reasonably requested, including, without limitation, to make such inspections as any such party deems necessary or desirable to insure compliance with the provisions of Article 9,
Article 10, this Article 11 and Article 26.

         12.      Condemnation and Casualty.

         (a) Lessee hereby assigns to Lessor any award, compensation, insurance proceeds or other payment to which Lessee may become entitled by reason of its interest in any Leased Property (i) if any Leased Property, or any portion thereof, is damaged or destroyed by fire or other casualty or cause, or (ii) by reason of any condemnation, requisition or other taking or sale of the use, occupancy or title to any Leased Property or any portion thereof in, by or on account of any actual or threatened eminent domain proceeding or other action by any governmental authority, civil or military, or other Person having the power of eminent domain. So long as there is no Event of Default continuing hereunder, Lessee is hereby authorized and empowered to, at its cost and expense, in the name and behalf of Lessor, Lessee, Agent Bank or otherwise, to appear in any such proceeding or other action, to negotiate, accept and prosecute any claim for any award, compensation, insurance proceeds or other payment on account of any such loss, damage or destruction, condemnation, requisition or other taking or sale and to cause any such award, compensation, insurance proceeds or other payment to be paid to Lessor. In addition, so long as there is no Event of Default continuing hereunder, Lessee, at its sole cost and expense, shall be entitled to submit, negotiate, accept and prosecute a claim for any award, compensation or insurance proceeds or other payment payable to Lessee to the extent payable for interruption of business, moving expenses or any property owned by Lessee that is not part of any Leased Property (any such insurance proceeds or other payment payable to Lessee to the extent made for interruption of business, moving expenses or any property owned by Lessee that is not part of any Leased Property hereinafter referred to as Lessee's Loss), and Lessee shall retain any award applicable thereto. Furthermore, Lessee shall use reasonable efforts to achieve the maximum award obtainable under the circumstances. Lessor, Agent Bank, Beneficiary and LC Issuer may, at their respective cost and expense (unless (x) an Event of Default shall have occurred and be continuing; or (y) any such Person shall reasonably determine that such appearance is necessary to protect its respective rights under the Operative Documents, in which event such appearance shall be at Lessee's sole cost and expense), appear in any such proceeding or other action, in a manner consistent with the foregoing. All amounts so paid or payable to Lessor or Lessee shall be retained by, or paid over to, the party entitled thereto in accordance with the provisions of any Deed of Trust and this Article
12. To the extent that Lessor, Agent Bank, Beneficiary or LC Issuer do not appear and act at such proceeding, Lessee shall take all reasonable appropriate action in connection with each such claim, proceeding or other action, and shall pay its costs and expenses in connection therewith.

         (b) If any Leased Property or any part thereof shall be condemned or taken in the exercise of the power of eminent domain by any sovereign, municipality or other public or private authority or shall be damaged or destroyed by fire or other casualty, and Lessee may not, or does not, elect to terminate the Lease with respect to such Leased Property pursuant to paragraph
(c) of this Article 12, then Lessee shall give prompt written notice of such condemnation or casualty to Lessor and shall, at Lessee's own cost and expense, proceed with diligence and promptness to carry out any necessary demolition and to restore, repair, replace, and/or rebuild such Leased Property in order to restore such Leased Property, as nearly as practicable, to a condition and fair market value not less than the condition required to be maintained and fair market value thereof immediately prior to such taking, damage or destruction. No repair work done by Lessee pursuant to this paragraph shall violate the terms of any restriction, easement, condition or covenant or other matter affecting title to any Leased Property, and shall be undertaken and completed in a good and workmanlike manner and in compliance in all material respects with the requirements of Article 10 and with all Legal Requirements then in effect with respect to the affected Leased Property. All work done in accordance with this paragraph (b) of Article 12 shall comply with the requirements of all insurance policies required to be maintained pursuant to this Lease.

         Basic Rent and Additional Obligations shall not abate hereunder at any time during the Term of this Lease by reason of any taking of, damage to or destruction of any Leased Property, and this Lease shall continue in full force and effect and Lessee shall continue to perform and fulfill all of Lessee's obligations, covenants and agreements hereunder notwithstanding such taking, damage or destruction.

         If a Default or Event of Default is continuing hereunder, Lessor or Agent Bank shall retain the Net Award (as defined in paragraph (c) of this
Article 12) to be applied to effect compliance with Lessee's obligations then due under Article 22 and the Net Award will be applied on account of and credited against Lessee's obligations then due under Article 22. If the Net Award is less than the estimated cost of restoring or rebuilding the Improvements on the affected Leased Property to the condition and fair market value required above in this paragraph (b), and Lessee shall not be qualified to be the Depositary, as provided below, then Lessee shall deposit the amount by which such estimated cost exceeds the Net Award with the Depositary as described below or shall post an equivalent bond, whereupon such deposit or bonded amount shall be part of the Net Award for purposes of this paragraph (c) of this
Article 12. If the Net Award does not exceed $1,000,000, provided that there is no Default or Event of Default continuing hereunder, then the Net Award shall be promptly paid to Lessee to be applied to the repair and rebuilding work required by this paragraph (b). If the Net Award exceeds $1,000,000, provided that there is no Default or Event of Default continuing hereunder, then:

         (i) the full amount thereof shall be paid to a depositary (the Depositary) to be selected as hereinafter provided. The Depositary shall be either (x) Lessee, so long as no Default or Event of Default shall have occurred and be continuing, or
                  (y) a bank or trust company located in Arizona, New York or Massachusetts, selected by Lessee and reasonably satisfactory to Lessor which is authorized to do business in the state in which the affected Leased Property is located, New York or Massachusetts, as the case may be, and which has a net worth of $500,000,000 or more and has a senior unsecured debt credit rating from Standard & Poor's Ratings Group (S&P) or Moody's Investor Service, Inc. (Moody's), or any successor to either entity, of "A" or better. The Depositary (if other than Lessee) shall have no affirmative obligation to prosecute a determination of the amount of, or to effect the collection of, any insurance proceeds or condemnation award or awards, unless the Depositary shall have given an express written undertaking to do so. Moneys received by the Depositary pursuant to the provisions of this Lease shall not be commingled with the Depositary's own funds and shall be held by the Depositary in trust separately for the uses and purposes provided in this Lease. The Depositary shall place any moneys held by it into an interest bearing account; any interest paid or received by the Depositary on the moneys so held in trust shall be added to the moneys so held in trust by the

                  Depositary.  In disbursing  monies pursuant to clause (ii)
                  of this paragraph (b), the Depositary may rely conclusively on the information contained in any notice given to the Depositary by Lessee in accordance with the provisions of said clause (ii), unless Lessor shall notify the Depositary in writing as provided in said clause (ii) that Lessor intends to dispute such information, in which case the disputed amount shall not be disbursed but shall continue to be held by the Depositary until such dispute shall have been resolved.

         (ii) Lessee may request payment out of the Net Award for the actual costs and expenses incurred by Lessee in connection with such repair and rebuilding. Such requests shall be made by written notice to the Depositary, with a copy to Lessor, setting forth in reasonable detail all of such costs and expenses then incurred by Lessee. The Depositary shall promptly disburse (but not prior to the expiration of the five Business Day period set forth in the last sentence of this clause (ii) and not at any time during which a dispute shall exist between Lessor and Lessee as to such amount) to Lessee out of the Net Award the amount of such costs and expenses. If Lessor shall in good faith desire to dispute the information contained in any notice given by Lessee pursuant to this clause (ii), Lessor shall so notify Lessee and the Depositary in writing within five business days after the giving of such notice (the Dispute Notice), specifying the amount intended to be disputed and the nature of the dispute, and Lessor and Lessee shall negotiate in good faith to promptly settle any such dispute. Within five days after delivery of the Dispute Notice, a duly authorized representative of Lessee and Lessor shall meet to discuss and to attempt to resolve such dispute. If no such resolution has been reached within 15 days after delivery of the Dispute Notice, the dispute shall be referred to the Applicable Officer of Lessee and to the most senior authorized representative of Lessor charged with the administration of this Lease for resolution. Such officers shall meet to discuss and attempt to resolve such dispute within 10 days after the expiration of such 15 day period. If such parties are unable to agree on an appropriate resolution within 15 days after the end of such 15 day period, both parties may pursue any rights and remedies they may have hereunder, at law or in equity, and the Depositary shall hold such amounts in trust pending the outcome thereof. The failure or refusal of either Lessor or Lessee to meet and discuss any dispute as provided above shall entitle the Depositary to immediately disburse the moneys held by it at the direction of the party not so failing or refusing. Any portion which is not in dispute will be paid promptly.

          (iii)   After  reimbursement   pursuant  to  clause  (ii)  above,  any
                  remaining Net Award shall be paid pursuant to paragraph (b) of
                  Article 13.

          (iv) Lessee may direct the investment of the amounts deposited with the Depositary pursuant to clause (i) above in the following:

                           (A) repurchase obligations of one or more financial institutions reasonably acceptable to Lessor and Agent Bank at all times fully secured by direct and general obligations of the United States of America or obligations guaranteed as to principal and interest by the United States of America;

                           (B) direct and general obligations of the United States of America or obligations guaranteed as to principal and interest by the United States of America purchased at a price of not more than par;

                           (C) certificates of deposit of one or more financial institutions reasonably acceptable to Lessor and Agent Bank at all times insured by the Federal Deposit Insurance Corporation or collateralized by obligations of the types described in the foregoing clauses (A) and (B); or

                           (D) commercial paper which is rated "A-1" or better (or comparable ratings) by S&P or "P-1" or better (or comparable ratings) by Moody's, or the successors to such rating organizations.

                           Such investments of such funds shall mature in such amounts and on such dates as to provide that amounts sufficient to pay the amounts requested, and due to, Lessee shall be available on the due dates. The Depositary shall not be liable for any loss resulting from the liquidation of any such investment in order to pay such amounts. The Lessee shall be responsible for any loss of principal as a result of any investments Lessee has directed the Depositary to make or has made itself in its capacity as the Depositary.

         (c) If, at any time during the Term of this Lease all or "substantially all" (as defined below) of any Leased Property shall be condemned or taken in the exercise of the power of eminent domain by any sovereign, municipality or other public or private authority or shall be damaged or destroyed by fire or other casualty or if, after any condemnation, taking or casualty of any Leased Property, Lessee shall have, in good faith, determined that such condemnation, taking or casualty has rendered such Leased Property permanently unsuitable for continued use in Lessee's business for operations similar to those utilized by Lessee prior to the casualty or condemnation in question, and shall have provided to Lessor an Officer's Certificate to that effect, then so long as there is no Default or Event of Default continuing hereunder, Lessee may give notice to Lessor of Lessee's intention to terminate this Lease with respect to such Leased Property.

         "Substantially all" of a Leased Property shall be deemed to have been condemned, damaged, destroyed or taken, as the case may be, if Lessee shall have, in good faith, determined that the remaining portion of such Leased Property shall not be of sufficient size or character to permit the continued operation by Lessee of its business operations on an economically feasible basis, assuming that such remaining portion had been repaired and restored to the fullest extent reasonably practicable.

         If, pursuant to the foregoing  provisions of this paragraph (c) of this
Article 12, Lessee shall have determined not to restore an affected Leased Property, then Lessee shall give notice to Lessor of Lessee's intention to terminate this Lease with respect to such Leased Property. Lessee's notice to Lessor shall (i) contain a description of the relevant condemnation, taking or casualty, (ii) specify the date on which this Lease shall terminate with respect to such Leased Property which shall be the Payment Date first occurring upon or after the earlier to occur of (A) receipt by the party entitled thereto of the applicable Net Award, and (B) 180 days after the occurrence of such condemnation or taking or 180 days after the occurrence of such casualty (subject to reasonable extension in the event the insurer has not notified Lessee within 30 days after the occurrence of any such casualty regarding the amount of proceeds to be awarded under the applicable insurance policy), whichever is applicable (the Termination Date), and (iii) contain the irrevocable commitment of Lessee to purchase Lessor's interest in such Leased Property (and, if applicable, the Net Award hereinafter referred to), on such Termination Date for the applicable Termination Value with respect to such Leased Property together with any accrued and unpaid Basic Rent and Additional Obligations then due. On such Termination Date Lessor shall transfer, and Lessee shall purchase, Lessor's interest in the affected Leased Property (and the Net Award, if applicable) in accordance with the provisions of Article 16 hereof. Upon completion of such purchase, and payment by Lessee of the Termination Value with respect to such Leased Property, the accrued and unpaid Basic Rent due on such Termination Date, any accrued and unpaid Additional Obligations then due, and any other sums owed by Lessee pursuant to Article 16 hereof, the entire award, compensation, insurance proceeds or other payment, if any, on account of any such condemnation, taking or casualty, less any expenses reasonably incurred by Lessor in collecting such award, compensation, insurance proceeds or other payment and not already paid (or reimbursed to Lessor) by Lessee pursuant to the third to the last sentence of paragraph (a) of Article 12, shall be paid and belong to Lessee (such award, compensation, insurance proceeds or other payment, less such expenses, plus, in the case of any award with respect to a condemnation or taking, any investment income earned with respect to the foregoing amounts, being herein called the Net Award).

         In the event that this Lease terminates with respect to a Leased Property as described in this Article 12, Lessee agrees to vacate and use its best efforts to dispose of such Leased Property and agrees that no use will be made of such Leased Property in the business of Lessee or any subsidiary or Affiliate thereof for a period of one year following the date of purchase by Lessee.

         (d) Notwithstanding any other provision to the contrary contained in this Article 12, in the event of a temporary condemnation with respect to any Leased Property, this Lease shall remain in full force and effect and Lessee shall be entitled to the Net Award allowable to such temporary condemnation; except that any portion of the Net Award allocable to the time period after the expiration or termination of the Term of this Lease with respect to such Leased Property shall be paid to Lessor.

         13.      Insurance.

         (a) Lessee shall, during the Term hereof, at its cost and expense, maintain or cause to be maintained valid and enforceable insurance of the following character and shall cause to be delivered to Lessor and Agent Bank annual certificates of the insurers as to such coverage:

         (i) "all risks" property insurance (including flood insurance with respect to any Leased Property located in a flood hazard zone) covering each Leased Property and all replacements and additions thereto, and all building materials and other property which constitute part of any Leased Property in a manner consistent with insurance maintained by Lessee on properties similar to the Leased Properties and in any event in amounts not less than the actual replacement cost of each Leased Property (without depreciation) less land and other uninsurable items.

         (ii) public liability insurance covering legal liability against claims for bodily injury, death or property damage, occurring on, in or about any Leased Property and the adjoining land, streets, sidewalks or ways or occurring as a result of construction and use and occupancy of facilities located on any Leased Property or as a result of the construction thereof or the use of products or materials manufactured, processed, constructed or sold, or services rendered, on any Leased Property, in the minimum amount of $10,000,000 with respect to any one occurrence, accident or disaster or incidence of negligence and with aggregate liability coverage in the amount of $25,000,000. Coverage should include "premises/operations", "independent contractors", and "blanket contractual" liabilities.

         (iii) insurance during the course of any construction or repair of any Improvements (including Completion Improvements) against "all risks", including collapse and transit coverage, during construction or repair of such Improvements, covering the total value of work performed and equipment, supplies and materials furnished, in an amount equal to the actual replacement cost of such Improvements (without depreciation) less uninsurable items.

         (iv) worker's compensation insurance (or other similar insurance or self insurance program permitted and in compliance with the laws of the state where each Leased Property is located) covering all Persons employed by Lessee in connection with any work done on or about each Leased Property with respect to which claims for death or bodily injury could be asserted against Lessor, Agent Bank, Lessee or any Leased Property, complying with the laws of the state where each Leased Property is located.

         (v) such other insurance, in such amounts, against such risks, and with such other provisions as is customarily and generally maintained by Lessee and its Affiliates with respect to its other warehouse facilities (which shall be substantially similar to operators of similar properties of a financial standing similar to Lessee).

         Such insurance shall be effected under standard or manuscript form policies, issued by stock or mutual company insurers of recognized responsibility authorized to do business in the state in which the respective Leased Property is located which are rated with a General Policy Rating of A- or better in Best's Key Rating Guide or similar rating by a national or international rating organizations and shall name Lessee as insured and Lessor, Bank, Beneficiary, LC Issuer Agent Bank and the Lenders as additional insureds with respect to insurance described in clause (ii) and, to the extent applicable, clause (v), above, and shall name Agent Bank as loss payee, for distribution to itself (for the benefit of the Lenders), Lessor, Beneficiary, LC Issuer and Lessee, as their interests may appear, with respect to insurance described in clauses (i), (iii) or, to the extent applicable, clause (v) above. Such insurance may provide for such deductible amounts of up to $250,000 per occurrence and may be obtained by Lessee by endorsement on its blanket insurance policies provided that each Leased Property shall be separately scheduled so that no loss at any other property shall reduce the amount payable with respect to such Leased Property except for the perils of flood and earthquake, where aggregate limits are usual and customary.

         (b) Any portion of the Net Award remaining after Lessee has repaired any affected Leased Property pursuant to paragraph (b) of Article 12 and has been reimbursed for all of its expenses incurred in connection with obtaining the Net Award and effecting such repairs, shall be delivered to Lessee, provided that either the fair market value of such Leased Property after such repair is no less than the fair market value of such Leased Property immediately prior to the event of loss with respect to which such Net Award was paid, or that the aggregate amount of (i) such portion of the Net Award so remaining and (ii) all amounts thereto paid to Lessee pursuant to this sentence, does not exceed $250,000. If the fair market value of any affected Leased Property has been diminished, taking into account any increase in the fair market value of such Leased Property caused by prior improvements to such Leased Property made by Lessee as permitted by this Lease or such aggregate amounts exceed $250,000, the excess shall be retained by Lessor and shall be applied pari passu in reduction of the principal amount of the Debt Notes and the Equity Investment, together with accrued and unpaid interest and any amounts payable pursuant to the terms thereof or in respect thereof from such excess amount and not from any additional funds of Lessee or Lessor. After the retention of any such amount by Lessor, (i) each installment of Basic Rent payable on and after the second Payment Date occurring after such retention shall be reduced by an amount equal to the amount of the reduction, if any, in payments of principal and interest on the Debt Notes and the Equity Investment resulting from the application of such retained amount to prepayment of the principal of the Debt Notes and the Equity Investment, and (ii) the Purchase Price, Termination Values, Maximum Lessor Risk Amount and Maximum Lessee Risk Amount for such Leased Property shall be reduced by amounts that reflect the reductions, if any, in principal outstanding on the Debt Notes and the Equity Investment from time to time as a result of the application of such retained amount to prepayment of principal on the Debt Notes and the Equity Investment; provided however, that Basic Rent as so reduced shall be at least sufficient to pay each installment of interest on the Debt Notes and the Equity Return when due and the Purchase Price and Termination Values (together with all Additional Obligations and Basic Rent) shall be at least sufficient at all times during the Maximum Lease Term to pay all outstanding principal and interest under the Debt Notes, the Equity Investment and the Equity Return. Any reductions in Termination Values, Purchase Prices, Maximum Lessor Risk Amounts and Maximum Lessee Risk Amounts made in accordance with this paragraph (b) of Article 13 shall be set forth with specificity on supplements to Schedules C, F and G hereto, respectively, prepared by Lessor or Agent Bank.

         (c) In addition to the foregoing, every insurance policy maintained in accordance with clauses (i) or (iii) of paragraph (a) of this Article 13 shall:
(i) name Agent Bank and LC Issuer as loss payee,  in accordance  with  paragraph
(a); (ii) contain a standard mortgagee endorsement in substantially the form of Schedule D hereto naming Agent Bank and LC Issuer, as its interests may appear, provided that any recovery under any such policy shall be applied by Agent Bank and LC Issuer in the manner provided in paragraphs (b) or (c) of Article 12 or paragraph (b) of this Article 13, as applicable; and (iii) provide that the issuer waives all rights of subrogation against Lessor, any successor to Lessor's interests in the related Leased Property and Agent Bank and LC Issuer; and every insurance policy maintained in accordance with clauses (i), (ii),
(iii) or (v) of paragraph (a) of this Article 13 shall: (i) provide that 30 days advance written notice (10 days with respect to nonpayment of premiums) of cancellation, modification, termination or lapse of coverage shall be given to Lessor, Agent Bank and LC Issuer and that such insurance, as to the interest of Lessor, Agent Bank and LC Issuer, shall not be invalidated by any act or neglect of Lessor, Lessee or any party, nor by any foreclosure or any other proceedings relating to any Leased Property, nor by use or occupation of any Leased Property for purposes more hazardous than are permitted by such policy; (ii) be primary and without right or provision of contribution as to any other insurance carried by Lessor or any other interested party; and (iii) in the event any insuring company is not domiciled within the United States of America, include a United States Service of Suit clause (providing any actions against the insurer by the named insured or Lessor are conducted within the jurisdiction of the United States of America).

         (d) Nothing in this Article 13 shall prevent Lessee from taking out insurance of the kind and in the amount provided for under the preceding paragraphs of this Article under a blanket insurance policy (which policy or certificates thereof acceptable to Lessor shall be delivered to Lessor) which may cover other properties owned, operated, leased or occupied by Lessee as well as the Leased Properties; provided, however, that any such blanket insurance of the kind provided for shall not contain any clause which would result in the insured thereunder being required to create a reserve or carry any insurance with respect to the property covered thereby in an amount not less than any specific percentage of the actual replacement cost of such property in order to prevent the named insureds from becoming a co-insurer of any loss with the insurer under such policy. Further, such policies of blanket insurance shall, as respects the Leased Properties, contain the various provisions required of such an insurance policy by the foregoing provisions of this Article 13.

         (e) Lessee shall not obtain or carry separate insurance concurrent in form or contributing in the event of loss with that required in this Article 13 to be furnished by Lessee, unless Lessor, Agent Bank and LC Issuer are included therein as an additional insured, with loss payable as in this Lease provided and otherwise complying with the requirements of paragraph (c) of this Article
13. Lessee shall immediately notify Lessor whenever any such separate insurance is obtained and shall deliver to Lessor, Agent Bank and LC Issuer certificates of insurers evidencing such insurance.

         (f) Lessee shall deliver to Lessor and Agent Bank prior to the execution of this Lease (or in the case of a Leased Property which first becomes subject to this Lease thereafter, on the Lease Closing Date with respect thereto) certificates of insurance, satisfactory to Agent Bank, evidencing all of the insurance required under paragraph (a) of Article 13 hereof. Lessee shall, in connection with the expiration of any required insurance policy, deliver to Lessor, Agent Bank and LC Issuer certificates (and upon written request, actual policies) of insurers evidencing the renewal of any such policy. If Lessee fails to maintain or renew any insurance required by this Lease, or to pay the premium therefor, or to so deliver any such certificate, then Lessor, at its option, but without obligation to do so, may, upon ten Business Days' notice to Lessee, procure such insurance, pay such premium or deliver such certificate. Any sums so expended by Lessor shall be Additional Obligations hereunder and shall be repaid by Lessee within five Business Days after notice to Lessee of such expenditure and the amount thereof. With respect to any insurance policy required to be maintained pursuant to this Lease, upon request of Lessor, Agent Bank, or LC Issuer, Lessee shall deliver to such requesting party a copy of such insurance policy.

         (g) Lessee shall comply with all of the terms and conditions of each insurance policy maintained pursuant to the terms of this Lease, to the extent necessary to avoid invalidating such insurance policy or impairing the coverage available thereunder. In the event of the termination of this Lease as herein provided or Lessee's abandonment of any Leased Property, the obligations and liabilities of Lessee with respect to each Indemnified Party, actual or contingent, under this Article 13, shall survive such termination or abandonment.

         14.      Financial Statements; Other Information.

         (a) Lessee will deliver to Lessor, Agent Bank, the Lenders, the Beneficiary and LC Issuer the financial statements and other documents of Guarantor and its Subsidiaries described in paragraph 9 of the Guaranty. Concurrently with the delivery of annual financial statements pursuant thereto, Lessee will deliver to Lessor, Agent Bank, the Lenders, the Beneficiary and LC Issuer an Officer's Certificate that there exists no Default or Event of Default under this Lease or if any such Default or Event of Default exists, specifying the nature thereof, the period of existence thereof and what action Lessee proposes to take with respect thereto and a certificate substantially in the form of Schedule L hereto. Lessee will keep adequate records and books of account reflecting all its financial transactions with respect to this Lease and the transactions contemplated hereby. In addition, Lessee agrees upon prior written request to meet with Lessor, LC Issuer, Agent Bank, Lenders and any registered owners of indebtedness secured by the Deeds of Trust during normal business hours at mutually convenient times, from time to time, to discuss this transaction and Lessee's business and financial condition generally.

         (b) Lessee shall deliver or cause to be delivered to Lessor, LC Issuer, Agent Bank and Lenders such additional information with respect to Lessee, the Leased Properties, the New Facilities under the Agency Agreement, this Lease and the transactions contemplated hereby, as Lessor, LC Issuer, Agent Bank and Lenders may reasonably request from time to time.

         15.      Mergers; Acquisitions; Asset Sales.

                  Provided no Event of Default has occurred and is continuing, Lessee shall have the right to (i) merge or consolidate with, acquire or be acquired by another corporation, or (ii) sell, transfer, lease or otherwise convey all or substantially all its assets as an entirety, provided that in the case of any such merger, consolidation, acquisition, sale, transfer, lease or other transaction (x) such successor entity assumes all of the obligations of Lessee under the Operative Documents, and (y) such successor entity remains (or becomes) a Subsidiary of Guarantor.

         16.      Purchase Procedure.

         (a) In the event of the purchase of Lessor's interest in any Leased Property by Lessee pursuant to any provision of this Lease, the terms and conditions of this Article 16 shall apply.

         (b) On the closing date fixed for the purchase of Lessor's interest in any or all of the Leased Properties:

         (i) Lessee shall pay to Lessor, in lawful money of the United States in immediately available funds, at Lessor's address hereinabove stated or at any other place in the United States which Lessor may designate, the Purchase Price pursuant to
                  Article 28 or Termination Value for such Leased Property or Leased Properties and related amounts required to be paid pursuant to Article 9, paragraph (c) of Article 12 or paragraph (h) of Article 22, or paragraph (c) of Article 35, whichever is applicable;

         (ii) Lessor shall execute and deliver to Lessee good and sufficient special warranty deeds, assignments or such other instrument or instruments as may be appropriate, which shall transfer all of Lessor's interest in certain or all of the Leased Properties, as appropriate, including any rights of Lessor against any party through whom Lessor derived its title to such Leased Properties, subject to (A) any encumbrances existing on the Lease Closing Date with respect thereto, (B) Permitted Encumbrances as defined in clauses (a) through (c), and (i) of the definition thereof, (C) all liens, encumbrances, charges, exceptions and restrictions attaching to such Leased Properties after the Lease Closing Date with respect thereto (other than the Deed of Trust or those created or caused by or through Lessor without the written consent of Lessee), and (D) all Legal Requirements. In the case of a purchase of Lessor's interest in a Leased Property by Lessee pursuant to paragraph (c) of Article 12 hereof, Lessor shall also pay to Lessee the Net Award, if any, and assign to Lessee all rights to any award not yet received; and

         (iii) Lessee shall pay all charges incident to such transfer, including but not limited to all transfer taxes, recording fees, title insurance premiums and federal, state and local taxes, except for any net income or profit taxes of Lessor, Beneficiary, Agent Bank and the holders from time to time of indebtedness secured by the Deed of Trust, and reasonable attorneys' fees and expenses of Lessor's counsel and counsel to the holders from time to time of the indebtedness secured by the Deed of Trust; and

         (iv) Lessee shall pay to Lessor all Basic Rent, Additional Obligations and other sums payable by Lessee under this Lease relating to such Leased Properties, due and payable through the date Lessee purchases Lessor's interest in such Leased Properties; and

         (v) Except as otherwise provided herein, this Lease shall terminate and be of no further force and effect with respect to each Leased Property purchased by Lessee pursuant to this
                  Article 16.

         17.      Reserved.

         18. Quiet Enjoyment. So long as no Event of Default under this Lease shall have occurred and be continuing, Lessor covenants (subject to the first sentence of Section 7) that Lessee shall and may at all times peaceably and quietly have, hold and enjoy the Leased Properties during the Term of this Lease. Notwithstanding the preceding sentence upon the occurrence and during the continuance of an Event of Default, Lessor may exercise its rights and remedies under paragraph (b) of Article 22 and Lessor, Agent Bank and LC Issuer or their agents may enter upon and inspect the Leased Properties in accordance with the provisions of Article 11 hereof. Lessor shall keep the Leased Properties free of Lessor Liens. Any failure by Lessor to comply with the foregoing warranty shall not give Lessee any right to cancel or terminate the Lease, or to abate, reduce or make deduction from or offset against any Basic Rent or Additional
Obligations or other sum payable under this Lease, or to fail to perform or observe any other covenant, agreement or obligation hereunder. Subject to the foregoing sentence, Lessee shall have the right to obtain injunctive or other relief against Lessor for breach of the aforesaid covenant of peaceful and quiet possession and enjoyment of each Leased Property.

         19. Survival. In the event of the termination of this Lease with respect to one or more Leased Property, or all of the Leased Properties, as herein provided, the obligations and liabilities of Lessor and Lessee, actual or contingent, under this Lease which arose at or prior to such termination shall survive such termination except as otherwise expressly provided herein.

         20.      Subletting; Assignment.

         (a) Subject to paragraphs (c) and (d) of this Article 20, Lessee may sublet the Leased Property or any portion or portions thereof, provided that (i) no Default or Event of Default under this Lease has occurred and is continuing on the date such sublease is entered into, (ii) each sublease shall expressly be made subject and subordinate to the provisions of this Lease and any Deed of Trust and shall be expressly subject to termination in the event this Lease is terminated pursuant to Article 28(b), Article 30(b) or an Event of Default hereunder, (iii) each such sublease shall contain standards with regard to maintenance, repair, use, condition upon surrender and other matters relevant to the fair market value of Lessor's interest in the affected Leased Property, or the utility and useful life of such Leased Property which are no less strict than those hereunder, and shall prohibit further subleasing and (iv) Lessee shall give Lessor, Agent Bank and LC Issuer the 30 days prior written notice of any such sublease in accordance with subsection (d) below.

         (b) Lessee may not assign its interest under this Lease except with the prior written consent of Lessor, which consent may be withheld in Lessor's sole and absolute discretion, and subject to paragraphs (c) and (d) of this Article 20 and provided that such assignment shall expressly be made subject and subordinate to the terms of this Lease.

         (c) No such sublease or assignment shall affect or reduce any obligations of Lessee or rights of Lessor hereunder, and all obligations of Lessee hereunder shall continue in full effect as the obligations of a principal and not of a guarantor or surety, as though no subletting or assignment had been made.

         (d) Lessee shall, (i) at least 30 days prior to the execution of any such sublease, deliver to Lessor an Officer's Certificate providing notice of Lessee's intention to sublet in each case, which shall include the identity of the proposed sublessee and stating that such sublease complies with the provisions of paragraph (a) of this Article 20 and contains the express subordination required thereby and that Lessee has made a good faith determination that such sublease does not adversely affect the fair market value of Lessor's interest in the affected Leased Property, or the utility or useful life of such Leased Property and (ii) within 30 days after such execution, shall so deliver a conformed copy of such sublease (with acknowledgments) and a conformed copy of any short form lease or memorandum of lease which has been prepared for recording purposes.

         (e) Neither this Lease nor the Term of this Lease shall be mortgaged by Lessee, nor shall Lessee mortgage or pledge the interest of Lessee in and to any sublease of any Leased Property or any portion thereof or the rental payable thereunder except as permitted hereunder. Any such prohibited mortgage or pledge, and any sublease or assignment not permitted by this Article 20, shall be void.

         (f) Lessor may assign, convey or otherwise transfer its estate, right, title and interest hereunder or in the Leased Properties, or any portion thereof in the manner provided by the Operative Documents (i) to Agent Bank, or (ii) to LC Issuer or any Person controlled by or controlling or under common control of LC Issuer (subject to any restrictions on such right of Lessor set forth in the Deed of Trust); provided, however, that the execution and delivery of any such assignment, conveyance or other transfer shall not impair or diminish any obligations of

Lessor hereunder. Any such assignment, conveyance or other transfer shall be subject to this Lease. In connection with any such assignment, conveyance or other transfer, Lessee hereby agrees to make any payments due to Lessor hereunder to any assignee or other successor in interest at the written direction of Lessor. In the absence of any such written direction, Lessee is authorized to continue to make all payments to Lessor or in accordance with the most recent Lessor direction.

         21. Advances by Lessor. If Lessee shall fail to make or perform any payment or act required by this Lease, then, upon 30 days' notice to Lessee (or upon shorter notice, or with no notice at all, to the extent necessary to meet an emergency or a governmental or municipal time limitation or to prevent an event of default (after applicable notice and cure periods) under any mortgage affecting any Leased Property), Lessor or Agent Bank may at its option make such payment or perform such act for the account of Lessee, and Lessor shall not thereby be deemed to have waived any default or released Lessee from any obligation hereunder. Lessor shall give Lessee prompt notice of any such payment or act including the amount and payee, but failure to give such notice shall not impair Lessor's rights to reimbursement for amounts so paid or otherwise limit Lessee's obligations hereunder in any way whatsoever. Amounts so paid by Lessor and all incidental costs and expenses (including reasonable attorneys' fees and expenses) incurred in connection with such payment or performance, together with interest thereon at the Overdue Rate with respect to Additional Obligations provided in Article 3, from the date advanced through the date repaid by Lessee, shall constitute Additional Obligations and shall be paid by Lessee to Lessor on demand.

         22.      Conditional Limitations -- Events of Default and Remedies.

         (a) Any of the following occurrences or acts shall constitute an Event of Default under this Lease and Lessee shall promptly notify Lessor of the occurrence thereof:

         (i) if Lessee shall (A) default in making payment of any installment of Basic Rent or Additional Obligations (other than as provided in (viii) below) which default shall continue for two days after the same shall be due, or (B) fail to observe or perform any of the covenants, agreements or obligations of Lessee set forth in Articles 13, 15, 20, 26, 28 or 30 hereof; or

         (ii) if Lessee shall default in the performance of any covenant, agreement or obligation on the part of Lessee to be performed under this Lease, other than such covenants, agreements or obligations that are specifically referred to in other clauses of this paragraph (a) of Article 22, or in any agreement or certificate furnished to Lessor, Beneficiary or any Lender, in connection with this Lease, and such default shall continue for any specific period expressly provided with respect to such covenant, agreement or obligation, or if no such specific period is provided, for a period of 30 days after written notice thereof from Lessor or Agent Bank; provided, however, that with respect to any contest by Lessee pursuant to paragraph (d) of Article 6 hereof, any failure to comply with the conditions precedent to the right to so contest shall constitute an immediate Event of Default hereunder; or

         (iii) (A) if Lessee or Guarantor or any successor thereto shall be in default (after the passage of any applicable grace period)
                  (i) under any lease, loan agreement or similar agreement, instrument or document heretofore, now or hereafter entered into between Lessee or Guarantor or any successor thereto and Beneficiary or any parent, subsidiary or affiliate of Beneficiary and such default shall have been declared by the party entitled to declare the same, or (ii) under any promissory note heretofore, now or hereafter executed by Lessee or Guarantor or any successor thereto and delivered to Beneficiary or any parent, subsidiary or affiliate of Beneficiary evidencing a loan made by any such party to Lessee or Guarantor or any successor thereto, as applicable, or (iii) an attachment or other lien shall be filed or levied against a substantial part of the property of Lessee or Guarantor or any successor thereto, and such attachment or lien shall continue unstayed, undischarged or bonded (to Agent Bank's reasonable satisfaction) for a period of 30 days thereafter; or (B) (i)
                  non- payment of any indebtedness owed to any Lender by Guarantor or any Subsidiary; or (ii) the occurrence of a default by Guarantor or any Subsidiary under any credit agreement (including, without limitation, the Credit Agreement), promissory note or similar agreement with or in favor of any Lender, where such default entitles such Lender (or the agent or representative of such Lender) to accelerate such indebtedness;

         (iv) if Lessee, Guarantor, or any entity succeeding to Lessee or Guarantor by merger, consolidation or acquisition of all or substantially all of its assets, shall file a petition in bankruptcy or for reorganization or for an arrangement pursuant to the Bankruptcy Act, or shall be adjudicated a bankrupt or become insolvent or shall make an assignment for the benefit of its creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall be dissolved, or shall suspend payment of its obligations, or shall take any corporate action in furtherance of any of the foregoing; or

         (v) if a petition or answer shall be filed proposing the adjudication of Lessee, Guarantor or any entity succeeding to Lessee or Guarantor by merger, consolidation or acquisition of all or substantially all of its assets as a bankrupt or its reorganization pursuant to the Bankruptcy Act, and (A) Lessee, Guarantor or any successor entity shall consent to the filing thereof, or (B) such petition or answer shall not be discharged or denied within 60 days after the filing thereof; or

         (vi) if a receiver, trustee or liquidator (or other similar official) shall be appointed for or take possession or charge of Lessee, Guarantor or any entity succeeding to Lessee or Guarantor by merger, consolidation or acquisition of all or substantially all of its assets, or of all or substantially all of the business or assets of Lessee, Guarantor or any successor entity or of Lessee's, Guarantor's or any successor entity's estate or interest in any Leased Property, and shall not be discharged within 60 days thereafter, or if Lessee, Guarantor or any successor entity shall consent to or acquiesce in such appointment; or

         (vii) if Lessee or Guarantor or any successor thereto fails to maintain its legal existence in good standing, other than in accordance with the provisions of this Lease; or

         (viii) if Lessee shall fail to pay any Adjustment Price, Termination Value, Purchase Price, or Maximum Lessee Risk Amount payable to Lessor as required by this Lease; or

         (ix) if any Leased Property shall have been left unattended, unsecured and without maintenance in violation of Article 10 hereof for a period of 30 days; or

         (x) if, as of the time when the same shall have been made, any representation or warranty of Lessee or Guarantor set forth herein or in the Guaranty or in any consent, notice, certificate, demand, request or other instrument delivered by or on behalf of Lessee or Guarantor, as applicable, in connection with or pursuant to this Lease or the Guaranty shall prove to have been incorrect or misleading in any material respect when made; or

         (xi) if a final judgment for the payment of money in excess of $5,000,000 (net of insurance proceeds or escrows received and held under escrow arrangements satisfactory to Lessor and to Agent Bank) shall be rendered against Lessee or Guarantor and Lessee or Guarantor, as applicable, shall not comply with such judgment, or discharge the same or cause it to be discharged within 30 days from the entry thereof (or until the expiration of the period in which an appeal may be filed if such period should be longer), or shall not appeal therefrom or from the order, decree or process upon which or pursuant to which said judgment was granted, based or entered, and secure a stay of execution pending such appeal; or

         (xii) if Lessee or Guarantor has failed to make one or more payments due or has otherwise defaulted on any indebtedness for borrowed money or under any capital leases which failure or default has resulted in $10,000,000 or more in the aggregate becoming due before its stated maturity or becoming subject to a mandatory prepayment, redemption or purchase obligation before its regularly scheduled dates of payment; or

         (xiii) if any Event of Default (as defined therein) shall have occurred and be continuing under the Agency Agreement or the Guaranty; or

         (xiv) if Lessee shall fail to surrender any Leased Property as and when required and in the condition required in accordance with
                  Article 26; or

         (xv) if any default (subject to any applicable grace periods) shall have occurred and be continuing under the Assignment or the Assignment of Guaranty; or

         (xvi) if Agent Bank fails to draw under the Letter of Credit or if the LC Issuer refuses to honor a draft presented under the Letter of Credit in either case by reason of a Default or an alleged Default under this Lease specified by the LC Issuer by notice to Lessee, Lessor, Beneficiary or Agent Bank, or the existence or alleged existence of a lien or encumbrance affecting any Leased Property (except a Permitted Encumbrance or a lien or encumbrance granted or placed thereon by Lessor, Beneficiary or any Lender); or

         (xvii) Lessee shall fail to deliver to Agent Bank the consent of LC Issuer as provided in the second paragraph of Section 28(b) hereof.

         (b) This Lease and the term and estate hereby granted are subject to the limitation that whenever an Event of Default shall have occurred and be continuing, Lessor may, at Lessor's option, elect to (i) lawfully re-enter the Leased Properties, without notice except as otherwise provided by applicable law, and remove all Persons and property therefrom, either by summary proceedings or by any other suitable action or proceeding at law, or by other lawful means, without being liable to indictment, prosecution or damages therefor, and may have, hold and enjoy the Leased Properties, together with the appurtenances thereto and the improvements thereon; and/or (ii) terminate this Lease at any time by giving notice in writing to Lessee, electing to terminate this Lease and specifying the date of termination, and the Term of this Lease shall expire by limitation at midnight on the date specified in such notice as fully and completely as if said date were the date herein originally fixed for the expiration of the Term hereby granted, and Lessee shall thereupon quit and peacefully surrender the Leased Properties to Lessor in accordance with the provisions of Article 26 hereof, without any payment therefor by Lessor, and upon the date following the date specified in such notice, or at any time thereafter, Lessor may re-enter the Leased Properties as provided in the preceding clause (i).

         (c) In case of any such re-entry, termination and/or dispossession by summary proceedings or otherwise as provided in the immediately preceding paragraph, (i) the Basic Rent and Additional Obligations shall become due thereupon and be paid up to the time of such re-entry, dispossession and/or expiration, together with such expenses, including reasonable attorneys' fees, as Lessor shall incur in connection with such re-entry, termination and/or dispossession by summary proceedings or otherwise; and (ii) Lessor may in good faith relet any Leased Property or any part or parts thereof (but shall be under no obligation to do so), either in the name of Lessor or otherwise, for a term or terms which may, at Lessor's option, be equal to or less than or exceed the period which would otherwise have constituted the balance of the Term of this Lease; and (iii) Lessee shall also pay to Lessor the amount by which the Basic Rent provided for in this Lease exceeds the net amount, if any, of the rents collected on account of the leases of the Leased Properties for each monthly portion of the period which would otherwise have constituted the Term of this Lease, which amounts shall be paid in monthly installments by Lessee on the respective Payment Dates specified therefor, and any suit brought to collect said amounts for any monthly period shall not prejudice in any way the rights of Lessor to collect the deficiency in any subsequent monthly period by a similar action or proceeding; and (iv) Lessee shall also pay to Lessor all other damages and expenses which Lessor shall reasonably have sustained by reason of the breach of any provision of this Lease, including without limitation reasonable attorneys' fees and expenses, brokerage commissions and expenses incurred in altering, repairing and putting the Leased Properties and any buildings and improvements thereon in good order and condition and in preparing the same for reletting, which expenses shall be paid by Lessee as they are incurred by Lessor; or (v) at the option of Lessor exercised at any time, Lessor forthwith shall be entitled to recover upon demand from Lessee as liquidated damages, in addition to any other proper claims but in lieu of and not in addition to any amount which would thereafter have become payable under the preceding clause
(iii) the Termination Value for the date on which Lessor demands such payment, together with any accrued and unpaid Basic Rent, Additional Obligations and other sums payable as of the date of such demand by Lessee under this Lease and any Assignment, whereupon Lessor shall transfer and convey to Lessee all of Lessor's right, title and interest in and to the Leased Properties pursuant to the terms of Article 16. In the event of Lessor's acting under the foregoing clauses (i), (ii), (iii) or (iv),

Lessor, at Lessor's option, may make such alterations, repairs or decorations to the existing Improvements on any Leased Property for uses similar to those originally intended, as Lessor, in Lessor's sole judgment, considers advisable and necessary for the purpose of reletting such Leased Property; and the making of such alterations or decorations shall not operate or be construed to release Lessee from liability hereunder as aforesaid. Any amounts received by Lessor pursuant to the exercise of Lessor's remedies shall be applied to Lessee's obligations hereunder and credited against any amounts payable by Lessee under this Lease.

         (d) No receipt of moneys by Lessor from Lessee after a termination of this Lease by Lessor shall reinstate, continue or extend the Term of this Lease or affect any notice theretofore given to Lessee, or operate as a waiver of the right of Lessor to enforce the payment of Basic Rent and Additional Obligations, and any Purchase Price, Termination Value or related amounts to be paid by Lessee to Lessor for the purchase of the Leased Properties then due or thereafter falling due, it being agreed that after the commencement of suit for possession of the Leased Properties, or after final order or judgment for the possession of the Leased Properties, Lessor may demand, receive and collect any moneys due or thereafter falling due without in any manner affecting such suit, order or judgment, all such moneys collected being deemed payments on account of the use and occupation of the Leased Properties or, at the election of Lessor, on account of Lessee's liability hereunder. Lessee hereby waives any and all rights of redemption provided by any law, statute or ordinance now in effect or which may hereafter be enacted. Lessor shall have, receive and enjoy as Lessor's sole and absolute property, without right or duty to account therefor to Lessee, any and all sums collected by Lessor as rent or otherwise upon reletting any Leased Property after Lessor shall resume possession thereof as hereinbefore provided, including, without limitation upon the generality of the foregoing, any amounts by which the sum or sums so collected shall exceed the continuing liability of Lessee hereunder.

         (e) The word "re-enter", as used in this Lease, is not and shall not be restricted to its technical legal meaning, but is used in the broadest sense under applicable law. No such taking of possession of any Leased Property by Lessor shall constitute an election to terminate the Term of this Lease unless notice of such intention be given to Lessee or unless such termination be decreed by a court having jurisdiction.

         (f) If an action shall be brought for the enforcement of any provision of this Lease, Lessee shall pay to Lessor all reasonable out-of-pocket costs and expenses which may become payable as a result thereof, including reasonable attorneys' fees and expenses.

         (g) No right or remedy herein conferred upon or reserved to Lessor is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to any other legal or equitable right or remedy given hereunder, or at any time existing. The failure of Lessor to insist upon the strict performance of any provision or to exercise any option, right, power or remedy contained in this Lease shall not be construed as a waiver or a relinquishment thereof for the future. Receipt by Lessor of any Basic Rent or Additional Obligations or any other sum payable hereunder with knowledge of the breach of any provision contained in this Lease shall not constitute a waiver of such breach, and no waiver by Lessor of any provision of this Lease shall be deemed to have been made unless made under signature of an authorized representative of Lessor.

         (h) Notwithstanding anything to the contrary contained in this Lease, not later than 30 days after the occurrence and during the continuance of an Event of Default (other than an Event of Default pursuant to clauses (i)(A), (iv), (v) or (vi) of Article 22(a)), Lessee shall have the right to pay to Lessor in cash or immediately available federal funds all amounts then owed to Lessor, Beneficiary and Lenders pursuant to this Lease (including, without limitation, all accrued and unpaid amounts of Basic Rent and any Additional Obligations) and an amount equal to Termination Value and upon such payment the Leased Properties shall be reconveyed to Lessee or its designee in accordance with the provisions of Article 16 hereof.

         23. Notices. All notifications, notices, demands, requests and other communications herein provided for or made pursuant hereto shall be in writing and shall sent by (i) registered or certified mail, return receipt requested, and the giving of such communication shall be deemed complete on the third Business Day after the same is deposited in a United States Post Office with postage charges prepaid, or (ii) reputable overnight delivery service, and the giving of such communication shall be deemed complete on the immediately succeeding Business Day after the same is deposited with such delivery service:

         (a) if to Lessor, addressed to such party at 10 State House Square, Hartford, Connecticut 06103, Attention: Corporate Trust Administration, or at such other address in the continental United States as Lessor may furnish to Lessee in writing, or

         (b) if to Lessee, addressed to such party at 745 Atlantic Avenue, Boston, Massachusetts 02111 Attention: Treasurer, or at such other addresses in the continental United States as Lessee may furnish to Lessor in writing.

         24. Estoppel Certificates. Each party hereto agrees that at any time and from time to time during the term of this Lease, it will promptly, but in no event later than 21 days after request by the other party hereto (which in the case of Lessor may include Agent Bank or the Lenders), execute, acknowledge and deliver to such other party or to any prospective purchaser, assignee or mortgagee designated by such other party, a certificate stating, to the best of such party's knowledge, (a) that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified, and setting forth any modifications); (b) the date to which Basic Rent, Additional Obligations and other sums payable hereunder have been paid; (c) whether or not there is an existing Default by Lessee in the payment of Basic Rent or any other sum of money due or required to be paid hereunder, and whether or not there is any other existing Default by Lessee with respect to which a notice of Default has been served or of which the signer has Actual Knowledge, and, if there is any such Default, specifying the nature and extent thereof; (d) whether or not there are any setoffs, defenses or counterclaims against enforcement of the obligations to be performed hereunder existing in favor of the party executing such certificate; and (e) stating that Lessee is in possession of the Leased Properties or setting forth the parties in possession and identifying the instruments pursuant to which they took possession. Any such estoppel certificates delivered by the Lessee shall be directed to Lessor, Agent Bank and the Lenders,

         25. No Merger. As an inducement to the purchasers of any Debt Notes to purchase such Debt Notes, and to consummate the transactions contemplated thereby and by the Loan Agreement, and acknowledging that such purchasers would not advance funds without this Lease, and that Lessor would not enter into this Lease without the prospect of obtaining such borrowed funds, Lessee agrees that there shall be no merger of this Lease or of any sublease under this Lease or of any leasehold or subleasehold estate hereby or thereby created with the fee or any other estate or ownership interest in any Leased Property or any part thereof by reason of the fact that the same person, firm, corporation or other entity may acquire or own or hold, directly or indirectly, (a) this Lease or any sublease or any leasehold or subleasehold estate created hereby or thereby or any interest in this Lease or any such sublease or in any such leasehold or subleasehold estate and (b) (i) the fee estate or other estate or ownership interest in any Leased Property or any part thereof or (ii) the Beneficial Interest, and this Lease shall not be terminated for any cause except as expressly provided herein and any instrument of transfer shall so provide.

         26.      Surrender and Return.

         (a) Upon the expiration or earlier termination of the Term of this Lease with respect to each Leased Property, and provided that Lessee, if so entitled, has not exercised its option to purchase the Leased Properties pursuant to Article 28 or otherwise hereunder, Lessee shall peaceably leave and surrender and return each Leased Property to Lessor in the condition in which such Leased Property existed on the applicable Lease Closing Date with respect thereto, except as repaired, rebuilt, restored, altered or added to as required by or permitted by any provision of this Lease (ordinary wear and tear excepted). Lessee shall remove from each Leased Property on or prior to such expiration or earlier termination all property situated thereon which is not the property of Lessor, and each Leased Property shall be broom clean and Lessee shall repair any damage caused by such removal. Property not so removed shall become the property of Lessor, and Lessor may cause such property to be removed from the Leased Properties and disposed of, and Lessee shall pay the reasonable cost of any such removal and disposition and of repairing any damage caused by such removal.

         (b) Except for surrender upon the expiration or earlier termination of the Term in accordance with the express terms hereof, no surrender to Lessor of this Lease or of any Leased Property shall be valid or effective unless agreed to and accepted in writing by Lessor.

         (c) Without limiting the generality of the foregoing, upon the surrender and return of any Leased Property to Lessor pursuant to this Article 26, (i) the appraisal delivered pursuant to Section 5.1.16 of the Agency Agreement shall have been satisfactory to LC Issuer, (ii) each Leased Property shall (A) be capable of being immediately utilized by a third-party purchaser or third-party lessee without further inspection, repair, replacement, alterations or improvements, licenses, permits, or approvals, except for any of the foregoing required solely by virtue of the change in ownership (other than to Lessor or Agent Bank), use or occupancy of such Leased Property, and shall be free of any conditions that would interfere with such a purchaser's or lessee's use and enjoyment of such Leased Property in accordance with Legal Requirements and Environmental Laws, (B) be in accordance and compliance with all Legal Requirements and Environmental Laws including, without limitation, any of the foregoing required by virtue of a change in ownership, use or occupancy of such Leased Property, (C) be free and clear of any charge, lien, security interest or encumbrance except for Permitted Encumbrances described in clauses (a) and (c) through (g) of the definition thereof, any liens for taxes, assessments and other governmental charges, which are not then due and payable and which are not allocable to the period before the date of termination or expiration of this Lease, and Lessor Liens and any other liens or encumbrances arising solely from any acts or omissions of Lessor or anyone claiming by, through or under Lessor, without the consent of Lessee and (iii) the Lessee shall represent and warrant as to the accuracy in all respects of each of the preceding matters to each of, and for the benefit of, Lessor, Agent Bank, and Beneficiary and any prospective purchaser, lessee or other user, which representation and warranty shall be in form and substance acceptable to Lessor, Agent Bank, and any prospective purchaser, lessee or other user, including, without limitation, a provision that the warranty shall extend for a period from the closing of the sale or other transfer that is commercially reasonable or "market" for the specific representation or warranty involved.

         (d) In addition to and not in limitation of any other provision of this Lease, on or prior to the date of such surrender and return of any Leased Property, Lessor shall have received from Lessee, at Lessee's expense, evidence satisfactory to Lessor and LC Issuer of compliance with the provisions of this
Article 26, including without limitation, a "Phase I" or then comparable environmental assessment for such Leased Property addressed and in form and substance satisfactory to Lessor and LC Issuer or, in lieu of addressing such assessment to such parties, accompanied by a letter permitting Lessor and LC Issuer to rely thereon, performed by an independent, licensed professional engineer reasonably satisfactory to Lessor and LC Issuer, and which assessment
(y) shall be sufficient in scope to determine compliance with the then applicable Environmental Laws, and (z) shall reveal no actual or potential environmental liabilities which have not been remediated by the Lessee in compliance with all Environmental

Laws and to the satisfaction of Lessor, Agent Bank and LC Issuer, and, if such environmental assessment reveals the need for additional review, Lessee shall have provided such additional information or environmental assessments as are required by Lessor, Agent Bank and LC Issuer and any remediation recommended therein to be performed shall have been performed in compliance with all Environmental Laws and to the satisfaction of Lessor, Agent Bank and LC Issuer, and evidence of compliance with Article 26(c)(ii) shall have been provided.

         (e) Lessee acknowledges and agrees that a breach of any of the provisions of this Article 26 may result in damages to Lessor that are difficult or impossible to ascertain and that may not be compensable at law. Accordingly, upon application to any court of equity having jurisdiction over a Leased Property, Lessor shall be entitled to a decree against Lessee requiring specific performance of the covenants of Lessee set forth in this Article 26 with respect to such Leased Property.

         (f) Upon the request of the Lessor, Lessee shall, at Lessor's expense, continue to maintain its insurance policies for the Leased Properties for a reasonable period of time, to the extent permitted by such policies.

         27. Separability. Each covenant of Lessee contained in this Lease shall be separate and independent and the breach of any provision of this Lease by Lessor shall not discharge or relieve Lessee from its obligation to perform each obligation of this Lease to be performed by Lessee. If any provision of this Lease or the application thereof to any Person or circumstance shall to any extent be invalid and unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and shall be enforceable to the extent permitted by law.

         28.      Lessee's End of Term Purchase Options.

         (a) If (i) no Event of Default hereunder shall have occurred and be continuing and (ii) this Lease shall not have been earlier terminated, Lessee shall be entitled, upon written notice to Lessor as hereinafter provided, to (x) purchase all, but not less than all, of the Leased Properties, effective with respect to each Leased Property on the last day of the Basic Term applicable thereto, each for an amount, payable in immediately available funds, equal to the Purchase Price applicable to such Leased Property or (y) to return possession of such Leased Properties to Lessor as set forth in subparagraph (b) below. Lessee shall exercise either such option granted hereunder, by written notice to Lessor to such effect not later than April 1, 2003, which shall be effective as to all Leased Properties irrespective of their Term Termination Date (a Termination Notice); provided, however, if Lessee fails to give Lessor such notice by April 1, 2003 Lessee shall be deemed on such date to have elected to purchase all of the Leased Properties pursuant to this paragraph (a) of this
Article 28. Such actual or deemed exercise of the purchase option shall constitute a binding obligation of Lessee to purchase each and every Leased Property and to pay Lessor the applicable Purchase Price on the Term Termination Date applicable thereto. Any purchase by Lessee pursuant to this Article 28(a) shall be consummated in accordance with the terms of Article 16 hereof.

         (b) If Lessee has exercised its option in clause (a) (y) above, Lessor shall have the right, and Lessee shall have the obligation, as agent for Lessor (during the last 360 days of the Basic Term applicable to the Group 1 Leased Properties, and the Group 2 Leased Properties, as the case may be (the Remarketing Period)), to use best efforts to obtain bona fide cash bids for each such Leased Property from prospective purchasers who are financially capable of purchasing such Leased Property for cash in accordance with the terms of this Lease. Upon the request of Lessor and at Lessee's sole cost and expense, Lessee shall provide Lessor with a written report describing in reasonable detail Lessee's efforts during the Remarketing Period to obtain bona fide bids for the purchase of the affected Leased Property, including, without limitation, a list of all brokers retained and Persons approached for the purpose of soliciting bids to purchase such Leased Property. All bids received by Lessor or Lessee prior to the end of the applicable Basic Term shall be certified by Lessor or Lessee, as the case may be, in writing, stating the name and address of the bidder and the amount of such bid. Notwithstanding the foregoing, LC Issuer shall have the right, but not the obligation, to seek bids for the affected Leased Property during the Remarketing Period.

         Not later than the Term Termination Date for the Group 1 Leased Properties, and the Group 2 Leased Properties, Lessor agrees to sell all of the Group 1 Leased Properties or Group 2 Leased Properties respectively to the cash bidder submitting the highest bid, in accordance with the terms of Article 16 of this Lease, with such changes as are necessary to reflect that the sale was to a third party and not Lessee; provided, however, that (x) any such sale to a third party shall be consummated, and the sales price for all such Leased Properties shall be paid to Lessor in immediately available funds, at Lessor's address hereinabove stated or at any other place in the United States which Lessor may designate, on or before the applicable Term Termination Date; and (y) Lessor shall not be obligated to consummate any proposed sale of any Leased Property if
(I) the aggregate Net Proceeds from the sale of all such Group 1 Leased Properties or Group 2 Leased Properties, as the case may be, would be less than the aggregate Maximum Lessor Risk Amount applicable to all such Group 1 Leased Properties or Group 2 Leased Properties, as the case may be, as of such Term Termination Date and Lessor has not received the prior written consent of LC Issuer to sell all such Leased Properties, or (II) if Lessor has not received the amounts, if any, payable by Lessee pursuant to paragraph (a) of Article 30 with respect to all of the Group 1 Leased Properties, or all of the Group 2 Leased Properties, as applicable. After a sale under this clause (b) with respect to all of the Group 1 Leased Properties or Group 2 Leased Properties, as the case may be, the provisions of paragraph (a) of Article 30 shall apply with respect thereto and if such a sale has not occurred with respect to all Group 1 Leased Properties or Group 2 Leased Properties, as the case may be, the provisions of Section 30(b) shall apply with respect thereto. At the time of any sale of a Leased Property to a third party as contemplated by this paragraph(b), Lessee shall deliver an Officer's Certificate setting forth the Net Proceeds from the sale and a detailed calculation thereof.

         29. Signs; Showing. If Lessee has not given timely notice pursuant to paragraph (a) of Article 28 of its intention to purchase the Leased Properties on the applicable Term Termination Dates, during the Remarketing Period, Lessor may, subject to all applicable governmental laws, restrictive covenants, rules and regulations and without unreasonably interfering with Lessee's business operations, (a) place signs in, on and around the Leased Properties advertising that the same will be available for rent or purchase, and (b) upon not less than 48 hours notice to Lessee, show the Leased Properties to prospective lessees or purchasers at such reasonable times during normal business hours as Lessor may elect. Lessee will be responsible for hiring one or more brokers, whose services shall be compensated on a commission basis, and making the Leased Properties available for inspection by prospective purchasers. Lessee shall promptly upon notice permit inspection of the Leased Properties and any maintenance records relating to the Leased Properties by the Lessor, Agent Bank, LC Issuer and any potential purchasers, during normal business hours, and shall otherwise do all things necessary to sell and deliver possession of the Leased Properties to any purchaser. All such marketing fees, commissions, costs and expenses of the Leased Properties shall be included among the deductions set forth in clause
(ii) of the definition of Net Proceeds, equitably apportioned among the Leased Properties.

         30. End of Term Adjustment. (a) The provisions of this paragraph (a) shall apply only if a sale of all of the Group 1 Leased Properties or the Group 2 Leased Properties, as the case may be, to a third party pursuant to paragraph
(b) of Article 28 has been consummated on or before the applicable Term Termination Date. If the Net Proceeds following such a sale of the Group 1 Leased Properties or the Group 2 Leased Properties, as the case may be, sold in accordance with paragraph (b) of Article 28 hereof are less than the aggregate Termination Value for such Group 1 Leased Properties or Group 2 Leased Properties, respectively, on the applicable Term Termination Date as set forth in paragraph (a) of Article 28 hereof, Lessee shall, on such Term Termination Date, pay to Lessor, as an adjustment to the Basic Rent payable under this Lease and allocable to such Group 1 Leased Properties or Group 2 Leased Properties, as applicable, by wire transfer of immediately available federal funds, an amount equal to such deficiency (the Adjustment Price), provided, however, that if all of the Limited Lessee Risk Conditions have been satisfied as to all such Leased Properties, the amount of the Adjustment Price payable by Lessee shall not exceed the then applicable Maximum Lessee Risk Amount for such Group 1 Leased Properties or Group 2 Leased Properties, as the case may be; and, otherwise, the Adjustment Price shall not be so limited to the Maximum Lessee Risk Amount. In addition to any such Adjustment Price, Lessee shall pay to Lessor on such Termination Date, the Basic Rent, if any, due and payable on the applicable Term Termination Date, plus any Additional Obligations then due and owing to Lessor hereunder, in each case with respect to

Group 1 Leased Properties or Group 2 Leased Properties, as the case may be. If the sum of the Net Proceeds following such a sale of all of the Group 1 Leased Properties or Group 2 Leased Properties, as the case may be, pursuant to paragraph (b) of Article 28 on or before the Term Termination Date with respect to such Group 1 Leased Properties or Group 2 Leased Properties, as the case may be, exceed the aggregate Termination Value for all of the Group 1 Leased Properties or all of the Group 2 Leased Properties, as the case may be, and Lessee shall have paid to Lessor all such amounts due and payable on or before the Term Termination Date with respect to such Group 1 Leased Properties or such Group 2 Leased Properties, respectively, including all Basic Rent, Additional Obligations and all amounts due under this Article 30 with respect to such Group 1 Leased Properties or such Group 2 Leased Properties, respectively, then Lessor shall, on the applicable Term Termination Date, pay to Lessee (subject to the second proviso hereafter) by wire transfer of immediately available federal funds, an amount equal to such excess, as an adjustment to the Basic Rent payable under this Lease; provided, however, that Lessor shall have the right to offset against such adjustment payable by Lessor, any amounts then due and payable from Lessee to Lessor hereunder; and provided further that any such excess Net Proceeds with respect to the sale of the Group 1 Leased Properties up to but not in excess of the maximum amount that may be drawn under the Letter of Credit for the Group II Leased Properties shall be held by the Agent Bank for application in accordance with Section 10.2 of the Loan Agreement.

         (b) If this Lease expires or terminates on a Term Termination Date and a sale of all Group 1 Leased Properties or Group 2 Leased Properties, as the case may be (with respect to which such Term Termination Date has occurred), pursuant to paragraph (b) of Article 28 has not been consummated on or before the applicable Term Termination Date for any reason, then Lessee shall, on the applicable Term Termination Date, pay to Lessor by wire transfer of immediately available funds, an amount equal to, with respect to all such Group 1 Leased Properties or Group 2 Leased Properties, as the case may be, (i) the applicable Maximum Lessee Risk Amount for all such Leased Properties, if all of the Limited Lessee Risk Conditions for all of the Group 1 Properties or Group 2 Properties, as the case may be, have been met as of such Term Termination Date, or (ii) the applicable Termination Value for all such Leased Properties, in all other cases; plus, in either case, the Basic Rent due and payable on the applicable Term Termination Date, plus all Additional Obligations then due and owing. In addition, Lessee shall promptly vacate all such Group 1 Leased Properties or the Group 2 Leased Properties, as the case may be, and surrender them to Lessor on the applicable Term Termination Date in accordance with the provisions of this Lease, including Article 26. Notwithstanding the termination of this Lease with respect to any of the Leased Properties, Lessee shall remain liable for the payment of all applicable sales, excise and other taxes imposed as a result of the sale of all of the Leased Properties, other than Excluded Taxes. This obligation shall survive the termination of this Lease with respect to all of the Leased Properties, and upon the consummation of the sale of all such Leased Properties at any time after the applicable Term Termination Date, Lessee shall pay on demand, or reimburse Lessor on demand for the payment of, all such sales, excise and other taxes. In the event of any such sale of the Leased Properties at any time after the Term Termination Date with respect thereto, Lessor shall retain the full proceeds of such sale.

         (c) The provisions of Articles 28 and 30 are of the essence of this Lease, and time is of the essence for payment and performance of the obligations of Lessee set forth therein.

         31.      Reserved.

         32. Nature of Lessor's Obligations; Limitations on Liability. Anything in this Lease to the contrary notwithstanding, except for the representations
(w) made by Lessor in its individual capacity as set forth in Article 6 of the Loan Agreement, (x) set forth in Article 8 of the Agency Agreement, (y) set forth in Section 3.5 of the Owner Trust Agreement with respect to Beneficiary and (z) with respect to Lessor Liens, it is understood and agreed that (irrespective of any breach of any representation, covenant, agreement or undertaking of any nature whatsoever made in this Lease), no recourse shall be had under any rule of law, statute or constitution or by the enforcement of any assessments or penalties or otherwise for the payment of any sum hereunder or for any other claim hereunder against (i) Lessor, Beneficiary or any other holder of the Beneficial Interest, or any past, present or future Affiliate, partner, officer, director, any owner, shareholder, agent or employee of or in any thereof or of any partner thereof or their legal representatives, successors or assigns, (ii) any Successor Owner or (iii) any Person for whom Lessor, Beneficiary or any other holder of the Beneficial Interest was acting as an agent for the account and benefit of such Person in entering into the transactions evidenced by this Lease, and that such Person was or was alleged to be the principal of Lessor, Beneficiary or any other holder of the Beneficial Interest. Subject to the exceptions set forth above, it is expressly understood that by the execution of this Lease all such liability (a) of Lessor, Bank, Beneficiary or any other holder of the Beneficial Interest or any past, present or future Affiliate, partner, officer, director, any shareholder, agent or employee thereof or director or shareholder of any partner thereof or any of their respective legal representatives, successors or assigns, (b) of any Successor Owner or (c) of such other Person, is and is being expressly waived and released as a condition of and as a consideration for the execution of this Lease by Lessor, that Lessee and its successors and assigns as lessee hereunder agree to look solely to the Leased Properties for the payment of any such sums or satisfaction of any such other claims. The provisions of this Article 32 shall survive the termination of this Lease and the other Operative Documents.

         33. Lessee's Representations and Warranties. Lessee hereby represents and warrants that (a) Lessee is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation set forth above, and is qualified to do business in, and is in good standing in, each state or other jurisdiction in which the nature of its business makes such qualification necessary (including, without limitation, each state in which a Leased Property is located); (b) Lessee has the corporate power and authority to execute and perform this Lease and to lease the Leased Properties hereunder, and has duly authorized the execution, delivery and performance of this Lease; (c) the leasing of the Leased Properties from Lessor by Lessee, the execution and delivery of this Lease and any documents or instruments related hereto, and the compliance by Lessee with the terms hereof and thereof, and the payments and performance by Lessee of all of its obligations hereunder and thereunder (i) have been duly and legally authorized by appropriate corporate action taken by Lessee, (ii) are not in contravention of, and will not result in a violation or breach of, any of the terms of Lessee's Certificate of Incorporation (or equivalent document), its By-Laws, or of any provisions relating to shares of the capital stock of Lessee, and (iii) will not violate or constitute a breach of any provision of law, any order of any court or other agency of government, or any indenture, agreement or other instrument to which Lessee is a party, or by or under which Lessee or any of Lessee's property is bound, or be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or instrument, or result in the creation or imposition of any lien upon any of Lessee's property or assets; (d) this Lease and all other documents or instruments related hereto have been executed by the duly authorized officer or officers of Lessee and delivered to Lessor and are the legal, valid and binding obligations of Lessee, enforceable in accordance with their terms; (e) neither the execution and delivery of this Lease and all other documents and instruments related hereto, nor the payment and performance by Lessee of all of its obligations hereunder and thereunder, requires the consent or approval of, the giving of notice to, or the registration, filing or recording with, or the taking of any other action in respect of, any federal, state, local or foreign government or governmental authority or agency or any other Person; (f) no mortgage, deed of trust, or other lien which now covers or affects, or which may hereafter cover or affect, any property or interest therein of Lessee, now attaches or hereafter will attach to any Leased Property or any portion thereof, the proceeds thereof or this Lease, or in any manner affects or will affect adversely Lessor's rights and security interest therein;
(g) Lessee holds all licenses, certificates and permits from governmental authorities necessary to use and operate the Leased Properties in accordance with the provisions of this Lease; (h) there is no litigation or other proceeding now pending or, to the best of Lessee's knowledge, threatened, against or affecting Lessee, in any court or before any regulatory commission, board or other administrative governmental agency which would directly or indirectly adversely affect or impair the title of Lessor to the Leased Properties, or which, if decided adversely to Lessee, would materially adversely affect the business operations or financial condition of Lessee; and (i) all balance sheets, statements of profit and loss and other financial data that have been delivered to Lessor with respect to Lessee (x) are complete and correct in all material respects, (y) accurately present the financial condition of Lessee on the dates for which, and the results of its operations for the periods for which, the same have been furnished, and (z) have been prepared in accordance with generally accepted accounting principles consistently followed throughout the periods covered thereby; and there has been no change in the condition of Lessee, financial or otherwise, since the date of the most recent financial statements delivered to Lessor with respect to Lessee.

         34. Granting of Easements, Etc. If no Event of Default hereunder has occurred and is continuing, Lessor shall from time to time upon the written request of Lessee join with Lessee (and at Lessee's sole cost and expense), with respect to their interests in the Leased Properties to (i) grant easements, licenses, rights of way and other rights and privileges in the nature of easements for the purposes of providing utilities and the like to the Leased Properties or for purposes of operating the Leased Properties and adjacent properties (such as office park reciprocal easement agreements and the like),
(ii) release existing easements and appurtenances relating to the provision of utilities and the like to the Leased Properties or for purposes of operating the Leased Properties and adjacent properties (such as office park reciprocal easement agreements and the like) and (iii) execute and deliver any instrument, in form and substance reasonably acceptable to Lessor, necessary or appropriate to make or confirm such grants or releases to any Person, with or without consideration, but only if such grant or release is in compliance with the terms of the Deed of Trust and Lessee shall obtain the consent of Agent Bank to any such release or grant (at Lessee's cost, including the legal fees and expenses of Agent Bank), which consent shall not unreasonably be withheld; provided that such grant or release does not (x) interfere with and is not detrimental to the conduct of business on the affected Leased Property, (y) impair the usefulness or useful life of such Leased Property or (z) impair the fair market value of such Leased Property or cause a default under any other agreement to which Lessee is a party or benefitting such Leased Property which default would be reasonably likely to have an adverse effect on the usefulness or useful life of such Leased Property or impair the fair market value of such Leased Property and shall have delivered such other instruments, certificates, surveys, title insurance policy endorsements and opinions of counsel as Lessor or Agent Bank may reasonably request; and provided further that Lessor, Agent Bank and LC Issuer shall have the right, but not the obligation, to obtain an independent Appraisal, at the expense of the Person requesting such appraisal, to verify the certification of Lessee as to the effect of the proposed action on fair market value and if such appraisal concludes that the proposed action will impair the fair market value of such Leased Property by 1% or more, Lessee shall reimburse Lessor, Agent Bank or LC Issuer, as applicable, for the costs of such appraisal and Lessor, Agent Bank and LC Issuer shall either withhold their consents or condition their consents upon payment by Lessee of an amount equal to the diminution of fair market value. Any such request by Lessee shall be accompanied by an Officer's Certificate as to compliance with the conditions set forth in the foregoing clauses (x), (y) and (z).

         35.      Lessee's Right to Terminate; Exchange of Leased Properties.

         (a) Lessee may, upon compliance with the provisions of this Article 35,
(i) in the event that any change in generally accepted accounting principles subsequent to the date of execution and delivery hereof would preclude the Lessee from treating this Lease as "off-balance sheet" for accounting purposes, terminate this Lease with respect to all, but not less than all, the Leased Properties, on any Payment Date during the Basic Term, by purchasing all of the Leased Properties for the purchase price set forth in paragraph (c) of this
Article 35, payable in
immediately available Federal funds, (ii) on any Payment Date during the Basic Term, terminate this Lease with respect to less than all of the Leased Properties, by causing a property or properties (each such property an Exchange Property and, collectively Exchange Properties) to be conveyed to Lessor and subjected to this Lease as a Leased Property in exchange for each Leased Property with respect to which Lessee has elected to terminate this Lease pursuant to this clause (ii) provided that the aggregate Cost of the Property allocable to all Leased Properties with respect to which this Lease is terminated pursuant to this clause (ii) does not at any time exceed 15% of the aggregate Cost of the Properties as to all Leased Properties, and (iii) on any Payment Date occurring after September 30, 2000, terminate this Lease with respect to all, but not less than all, Leased Properties, by purchasing all of the Leased Properties for the purchase price set forth in paragraph (c) of this
Article 35, payable in immediately available Federal funds.

         (b) Lessee shall give Lessor, Agent Bank and LC Issuer at least 60 days' prior notice of its election to effect a termination of this Lease or an exchange of an Exchange Property pursuant to this Article 35, which notice shall specify the Payment Date on which such termination or exchange shall be effected.

         (c) Termination of this Lease with respect to all or less than all of the Leased Properties pursuant to clauses (i) or (iii) of paragraph (a) of this
Article 35 shall be effected in accordance with the provisions of Article 16. The purchase price for the Leased Properties payable by Lessee pursuant to clauses (i) and (iii) of paragraph (a) of this Article 35 shall be equal to (i) the Termination Value payable as of the date of purchase, together with accrued and unpaid Basic Rent, Additional Obligations and other sums payable by Lessee under this Lease, to the date of purchase, plus (ii) an amount equal to the costs and expenses of Lessor (including reasonable attorneys' fees) reasonably incurred in connection with such sale. The sale of the Leased Properties shall occur in the case of a sale pursuant to clauses (i) and (iii) of paragraph (a) of this Article 35, on the date specified by Lessor in the notice given pursuant to paragraph (b) of this Article 35, in any case in accordance with the terms of
Article 16 hereof.

         Upon payment of all amounts payable by Lessee hereunder, and application of such amounts to payment of the Term Loan and the Equity
Investment, this Lease shall terminate and the Leased Properties shall be conveyed to Lessee pursuant to Article 16 hereof. If Lessee fails to purchase the Leased Properties on such purchase date in accordance with the terms hereof, such failure shall immediately constitute an Event of Default hereunder.

         (d) In the event that Lessee shall elect to cause an Exchange Property to be conveyed to Lessor in exchange for any Leased Property pursuant to clause
(ii) of paragraph (a) of this Article 35, the following conditions shall be satisfied:

         (A) The Exchange Property shall (i) be a warehouse storage facility of the same general type and use as the Leased
                  Property with respect to which such exchange is being made, and (ii) if construction of the Exchange Property was completed within one year prior to such substitution, have a cost equal to or greater than the Cost of the Property related to the replaced Leased Property.

         (B) Lessor and Agent Bank shall have received an Appraisal and a "Phase I" Environmental Report of the Exchange Property made by an independent appraiser and environmental engineer, respectively, selected by Lessee, subject to the approval of Lessor, Agent Bank and LC Issuer, which approval shall not be unreasonably withheld, which Appraisal and Environmental Report shall have been made at the expense of Lessee. Such Appraisal shall be delivered at least 30 days prior to the date of such proposed substitution and shall indicate that the fair market value and useful life of the Exchange Property is equal to or greater than the fair market value and useful life of the affected Leased Property at the time of the substitution and at the end of each remaining year of the Maximum Lease Term (assuming in each case that the affected Leased Property had been maintained and operated in accordance with the terms of this Lease). Fair market value shall be determined by the same methodology as was employed by the original appraiser in the original appraisal of the replaced Leased Property. Such Environmental Report shall be delivered at least 15 days prior to the date of such proposed substitution, shall speak as of a date not more than six months prior to the date of such proposed substitution and shall not disclose any conditions which are not satisfactory to Lessor, Agent Bank or LC Issuer. Lessee shall certify to the best of its knowledge that as of the substitution date there has been no change in the status of the Exchange Property from that described in the Environmental Report with regard to environmental matters. If such Environmental Report recommends further review, Lessee, at its own expense, will provide such additional environmental assessments as are required by Lessor, Agent Bank or LC Issuer. The results of such Reports shall be satisfactory to Lessor, Agent Bank and LC Issuer. Lessor, LC Issuer and Agent Bank and each holder of indebtedness secured by the Deed of Trust shall receive a letter from the environmental engineer, permitting such addressee to rely on such Environmental Reports.

         (C) Lessor and Agent Bank shall have received a Lease Supplement in the form of Schedule I annexed hereto and, if appropriate, a memorandum or short form of lease with respect thereto, duly authorized, executed and delivered by Lessee, as lessee, adding and subjecting the Exchange Property to, and releasing the affected Leased Property from, the terms of this Lease, and containing such other terms as Lessor, Agent Bank or LC
                  Issuer  or  their  respective   counsel  may  reasonably
                  deem necessary or appropriate by reason of the transactions contemplated by this paragraph (d).

         (D) On the date of substitution, Lessor shall have received a deed conveying to Lessor good and marketable fee simple title to the Exchange Property, subject only to Permitted Encumbrances. Lessee shall have caused to be executed and delivered to Lessor, Agent Bank and LC Issuer (x) a supplement to the Assignment, including the legal description of the Exchange Property, and (y) a new Deed of Trust and LC Deed of Trust with respect to such Exchange Property, each in form sufficient for recording and enforceability in the applicable jurisdiction. Lessor, Agent Bank and LC Issuer shall have received (i) an owner's and a mortgagee's policy of title insurance, as applicable, on the standard ALTA form formerly known as 1970 form (or if the 1970 form is not available in a particular jurisdiction, a more recent form which has been endorsed or had exclusions removed to achieve the equivalent) with respect to the Exchange Property (or a commitment therefor) with mechanics' lien coverage and containing no survey exception, insuring Lessor or Agent Bank or LC Issuer, respectively, against loss with respect to the Exchange Property and otherwise reasonably satisfactory to Lessor, Agent Bank and LC Issuer and (ii) a survey of the Exchange Property, satisfactory in form and substance to Lessor, Agent Bank and LC Issuer, certified within 90 days prior to the date of substitution, by a surveyor licensed in the state in which the Exchange Property is located.

         (E) All necessary approvals, authorizations and consents of all governmental bodies (including courts) having jurisdiction with respect to the transactions contemplated by this paragraph (d) shall have been obtained and all taxes (which, if permitted by law, may be paid in installments), fees and other charges payable in connection therewith shall have been paid.

         (F) Lessor, Agent Bank and LC Issuer shall have received such other instruments and such certificates, including without limitation, an estoppel certificate from Lessee, evidence of the insurance required by this Lease, certificates as to representations and warranties, and opinions of counsel, each in form and substance satisfactory to Lessor, Agent Bank and LC Issuer, in connection with the transactions contemplated by this paragraph (d) as Lessor, Agent Bank and LC Issuer may reasonably request. Where required, such instruments shall have been duly recorded by Lessee. Lessee shall pay all fees and expenses in connection with the transaction contemplated by this paragraph (d), including reasonable attorney's fees of Lessor, Agent Bank and LC Issuer.

         If such conditions are satisfied, Lessor agrees to convey the affected Leased Property to Lessee in accordance with the provisions of Article 16, terminate this Lease with respect to the affected Leased Property and enter into a Lease Supplement subjecting the Exchange Property to this Lease and releasing the affected Leased Property from this Lease, and such Exchange Property shall thereafter constitute a Leased Property and for purposes of the Schedules attached hereto and any calculations in this Lease, shall be treated as if it were the affected Leased Property.

         36. Recording. Lessor and Lessee will execute, acknowledge, deliver and cause to be recorded or filed in the manner and place required by any present or future law, this Lease or a memorandum thereof, and all other instruments, including, without limitation, financing statements, continuation statements, releases and instruments of similar character, which shall be reasonably requested by Lessor, Agent Bank, Lessee or LC Issuer as being necessary or appropriate in order to protect their respective interests in the Leased Properties or to publish notice of or to create, maintain and protect or terminate or release the lien and security interest intended to be created by any Deed of Trust upon, and the interest of Agent Bank in, the Leased
Properties. Lessee shall pay all recording and filing fees and taxes, stamp taxes, mortgage or lease taxes, and other costs of such recordation and filing. If Lessee shall fail to comply with this Article 36 within five days after notice from Lessor, Lessor shall be and is hereby irrevocably appointed the agent and attorney-in-fact of Lessee to comply therewith, but this sentence shall not prevent any default in the observance of this Article 36 by the Lessee from constituting an Event of Default in accordance with the provisions of paragraph (a)(ii) of Article 22 hereof.

         37. Miscellaneous. This Lease and the other Operative Documents embody the entire agreement between Lessor and Lessee relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. This Lease shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns permitted hereunder. No term or provision hereof may be amended, changed, waived, discharged or terminated orally, but only by an instrument specifically evidencing an intent to amend signed by the party against whom enforcement thereof is sought and with the prior written consent of Agent Bank and LC Issuer. No failure, delay, forbearance or indulgence on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, or as an acquiescence in any breach, nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Any provision of this Lease which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. This Lease and the rights and obligations in respect hereof shall be governed by, and construed and interpreted in accordance with, the laws of the Commonwealth of Massachusetts, except to the extent that in seeking to enforce this Lease with respect to a Leased Property, the laws of the state in which such Leased Property is located require that its laws govern, notwithstanding the express intent of the parties hereto. Lessee hereby agrees to non-exclusive personal jurisdiction and venue in the state courts of the Commonwealth of Massachusetts (City of Boston) and the United States District Courts located in the Commonwealth of Massachusetts, the choice of such forum to be at Lessor's sole discretion. All headings are for reference only and shall not be considered as part of this Lease. This Lease may be executed in any number of counterparts, each of which shall be an original, and such counterparts together shall constitute but one and the same instrument. Lessee may cause to be performed any obligation of Lessee under this Lease in lieu of performing such obligation itself.

         Agent Bank, the Lenders, Beneficiary and LC Issuer shall be third party beneficiaries of this Lease with respect to those provisions that explicitly or implicitly are for the benefit of Agent Bank, the Lenders, Beneficiary or LC Issuer.

         The dating of this Lease "as of October 1, 1998" is for convenience of reference only, and this Lease shall become effective only upon its execution and delivery by Lessor and Lessee.

         To the extent that (not withstanding Article 38 hereof) this Agreement is characterized under applicable law as being a financing transaction, Lessor and Lessee hereby acknowledge and agree as follows: (1) the amount of interest shall be equal to the difference between (a) the aggregate amount of payments due under this Lease (the Payments) and (b) the aggregate cost of the Leased Properties to Lessor (the Cost); (2) Lessee has been informed of the Cost or, in the alternative, acknowledges that it has been given an opportunity to determine the Cost; (3) the rate of interest agreed to and specified by Lessor and Lessee in such event shall be that rate per annum that may be calculated based upon the Cost (i.e. the principal amount) and the Payments (i.e., the principal and interest payments); and (4) if the rate of interest so calculated is ever deemed to exceed the maximum rate permitted by applicable law, then the Payments shall be automatically reduced to ensure that such rate of interest does not exceed the maximum rate permitted by applicable law.

         38.      Ownership of the Leased Properties.

         (a) Lessor and Lessee intend that (i) for financial accounting purposes with respect to Lessee, this Lease will be treated as an "operating lease" pursuant to Statement of Financial Accounting Standards No. 13, as amended, but
(ii) for federal and all state and local income tax purposes, (A) this Lease will be treated as a financing arrangement, (B) Agent Bank, the Lenders and any subsequent registered owners of the Debt Notes will be deemed lenders making loans for the benefit of the Lessee, which loans are secured by all of the Leased Properties, and (C) Lessee will be treated as the owner of all of the Leased Properties and will be entitled to all tax benefits ordinarily available to an owner of a property similar to the Leased Properties for such tax purposes. So long as no Event of Default shall have occurred, Lessor and Beneficiary shall take no action inconsistent with such intent for tax purposes, provided, that nothing in this Article 38 shall be deemed to restrict Lessor's right to exercise any remedies after the occurrence of an Event of Default.

         (b) Lessee hereby grants and conveys, with power of sale, to Lessor a lien on and security interest in all of the Lessee's right, title and interest in and to the Leased Properties, together with any substitutions, replacements and additions thereto, all of Lessee's rights in and to the Approved Plans and all general intangibles related to the Leased Properties and all of Lessee's rights, claims and damages arising from warranties (whether express or implied) of architects, contractors and subcontractors and any other vendors with respect to the development and construction of the Improvements and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, securities or other property, whether in the form of cash, investments, securities or other property. Lessor (upon request) and Lessee shall, to the extent consistent with this Lease, take such actions and execute, deliver, file and record such other documents, financing statements, mortgages and deeds of trust as may be necessary to ensure that, if this Lease were deemed to create a lien on and security interest in the Leased Properties in accordance with this Article 38, such security interest would be deemed to be a perfected lien on and security interest of first priority under applicable federal, state and local law, subject only to Permitted Encumbrances and Lessor Liens, and will be maintained as such throughout the Term of this Lease.

         (c) Lessor and Lessee intend and agree that with respect to the nature of the transaction evidenced by this Lease for all commercial law purposes and in the context of the exercise of remedies under the Operative Documents, including, without limitation, in the case of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State or Commonwealth thereof affecting Lessee, Lessor, Agent Bank or the Lenders or any enforcement or collection actions and for all other purposes (except as provided in paragraph (a) of this Article 38), the transactions evidenced by this Lease shall be regarded as loans made by Agent Bank and the Lenders as unrelated third party lenders to Lessee secured by all of the Leased Properties (it being understood that Lessee hereby mortgages and warrants and grants a lien on and security interest in all of the Leased Properties to Lessor and Agent Bank to secure such loans).

         (d) Lessor and Lessee further intend and agree that, for the purpose of securing Lessee's obligations for the repayment of the above-described loans from Agent Bank and the Lenders to Lessee, (i) this Lease shall also be deemed to be a security agreement and financing statement within the meaning of Article 9 of the Uniform Commercial Code and a real property mortgage; (ii) the conveyance provided for in paragraph (b) of this Article 38 shall be deemed to be a grant by Lessee to Lessor and Agent Bank of a mortgage lien and security interest in all of the Lessee's right, title and interest in and to the Leased Properties, together with any substitutions, replacements and additions thereto, all of the Lessee's rights in and to the Approved Plans and all general intangibles related to the Leased Properties and all of Lessee's rights, claims and damages arising from warranties (whether express or implied) of architects, contractors and subcontractors with respect to the development and construction of the Improvements, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property (it being understood that Lessee hereby mortgages and warrants and grants a lien on and security interest in all of the Leased Properties to Lessor and Agent Bank to secure the loans described in paragraph (a) above); (iii) the possession by Lessor or any of its agents of notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Uniform Commercial Code; and
(iv) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of Lessee shall be deemed to have been given for the purpose of perfecting such security interest under applicable federal, state and local law. Lessor (upon request) and Lessee shall, to the extent consistent with this Lease, take such actions and execute, deliver, file and record such other documents, financing statements, mortgages and deeds of trust as may be necessary to ensure that, if this Lease were deemed to create a lien on and security interest in the Leased Properties in accordance with this Article 38, such lien and security interest would be deemed to be a perfected lien on and security interest of first priority under applicable federal, state and local law, subject only to Permitted Encumbrances, and will be maintained as such throughout the Term of this Lease.

         39.      Louisiana Provisions.

                  (a) As to any Leased Property located in Louisiana, the following shall apply:

                      (i) Lessor shall mean and include both First Union National Bank, as Trustee of the Iron Mountain Statutory Trust - 1998, a Connecticut statutory trust having an address at 10 State House Square, Hartford, Connecticut 06103 (Prime Trust) and First Union National Bank as Trustee of the Iron Mountain Statutory Trust - 1998 Louisiana Subtrust, such subtrust being referred hereinafter as the "Louisiana Subtrust". All references hereunder to the Lessor shall be deemed to include the Louisiana Subtrust as applicable.

                      (ii) As used in this Lease, the terms "real property" and "real estate" shall be deemed to include immovable property; the term "fee estate" shall include full ownership; the term "personal property" shall be deemed to include movable property; the term "tangible property" shall be deemed to include corporeal property; the term "intangible property" shall be deemed to include incorporeal property; the term "easements" shall be deemed to include servitudes; the phrase "covenant running with the land" and other words of similar import shall be deemed to include a real right or a recorded lease of immovable property; the term "county" shall be deemed to mean parish' the term "joint and several liability" shall be deemed to include in solido liability; the terms "deed in lieu of foreclosure," "conveyance in lieu of foreclosure and words of similar import shall include a dation en paiement; and the terms "UCC," "Uniform Commercial Code," or "Code" and words of similar import shall include the Louisiana Commercial Laws, La R.S. ss.ss. 10:1-101 et seq.

                      (iii) If a conveyance is to be made by the Lessor without recourse of warranty, the conveyance shall be made without any warranty as to title or condition, whether express or implied, including but not limited to any warranty against redhibitory defects.

                  (b) As to any Leased Property located in the State of Louisiana, Lessee also waives all representations and warranties on the part of Lessor, whether oral or written, express or implied, including, without limitation, all warranties that the Leased Property are free from defects and deficiencies, whether hidden or apparent, and all warranties with respect to the condition of the Leased Property under Louisiana Civil Code Articles 2692 through 2704 or any other provision of Louisiana law. Except as may be specifically provided for in this Lease, lessor will have no obligation to make any repairs, improvements or changes to the Leased Property located in Louisiana prior to or during the term of this Lease.

                  (c) Except for any notices specifically provided for in this Lease, Lessee waives any notice to vacate the Leased Property, including, but not limited to, the notice to vacate provided for in Louisiana Code of Civil Procedure Articles 4701, et seq.

                  (d) Should one or more Events of Default occur or exist under Lease, Lessor, at is option, may exercise any one or more of the following rights and remedies, in additional to any other rights and remedies provided by law.

                      (i) Seizure and Sale of Leased Properties. In the event that Lessor elects to commence appropriate Louisiana foreclosure proceedings under the Lease, Lessor may cause the Leased Properties, or any part or parts thereof, to be immediately seized and sold, whether in term of court or in vacation, under ordinary or executory process, in accordance with applicable Louisiana law, to the highest bidder for cash, with or without appraisement, and without the necessity of making additional demand upon or notifying Lessee or placing Lessee in default, all of which are expressly waived.

                      (ii) Confession of Judgment. For purposes of foreclosure under Louisiana executory process procedures, Lessee confesses judgment and acknowledges to be indebted unto and in favor of Lessor, up to the full amount of its obligations under the Lease, in principal, interest, costs, expenses, attorneys' fees and other fees and charges. Lessee further confesses judgment and acknowledges to be indebted unto and in favor of Lessor in the amount of all advances that Lessor may make on Lessee's behalf pursuant to the Lease or any other Operative Document, together with interest thereon. To the extent permitted under applicable Louisiana law, Lessee additionally waives: (a) the benefit of appraisal as provided in Articles 2332, 2336, 2723 and 2724 of the Louisiana Code of Civil Procedure, and all other laws with regard to appraisal upon judicial sale; (b) the demand and three
(3) days' delay as provided under Articles 2639 and 2721 of the Louisiana Code of Civil Procedure; (c) the notice of seizure as provided under Articles 2293 and 2721 of the Louisiana Code of Civil Procedure; (d) the three (3) days' delay provided under Articles 2331 and 2722 of the Louisiana Code of Civil Procedure; and (e) all other benefits provided under Articles 2331, 2722 and 2723 of the Louisiana Code of Civil Procedure and all other Articles not specifically mentioned above.

                      (iii) Keeper. Should any or all of the Leased Properties be seized as an incident to an action for the recognition or enforcement of the Lease, by executory process, sequestration, attachment, writ of fieri facias or otherwise, Lessee hereby agrees that the court issuing any such order shall, if requested by Lessor, Appoint Lessor, or any agent designated by Lessor, or any person or entity named by Lessor at the time such seizure is requested, or any time thereafter, as Keeper of the Leased Properties as provided under La. R.S. ss.ss.9:5136, et seq. Such a Keeper shall be entitled to reasonable compensation. Lessee agrees to pay the reasonable fees of such Keeper, which compensation to the Keeper shall also be secured by the Lease, in the form of an Advance as provided herein.

                      (iv) Declaration of Fact. Should it become necessary for Lessor to foreclose under the Lease, all declarations of fact, which are made under an authentic act before a Notary Public in the presence of two witnesses, by a person declaring such facts to lie within his or her knowledge, shall constitute authentic evidence for purposes of executory process and also for purposes of La. R.S. ss.9:3509.1, La. R.S. ss.9:3504(D)(6) and La. R.S.
ss.10:9-508, where applicable.

                      (v) Separate Sale of Lessee's Leased Properties Following Default. Should one or more Events of Default occur or exist under the Lease, Lessor shall have the additional right, at its sole option, to separately sell the Leased Properties, or any part or parts thereof, at private or public sale, at such price or prices as Lessor may deem best, either for cash or for any other compensation, or on credit, or for future delivery, without the assumption of any credit risk. The sale of the Leased Properties may be without appraisement, the benefit of which is also expressly waived by Lessee. Lessor may exercise any other remedies with regard to Lessee's Leased Properties as may be authorized under the Louisiana Commercial Laws (La. R.S. 10:9-101, et seq.). The sale, lease or other disposition of the Leased Properties after default may be for cash, credit, or any combination thereof. Lessor may purchase all or any part of such Leased Properties at public sale (or if permitted by law, at private sale) and in lieu of actual payment of any such purchase price, may set-off the amount of such price against then outstanding balance of the Lease obligations and all Advances that Lessor may have advanced on Lessee's behalf, together with the interest thereon, as provided under the Lease. Any notice required to be given by Lessor of a sale, lease or other disposition, or other intended action with respect to Lessee's Leased Properties, given at least ten (10) calendar days prior to such proposed action, shall constitute reasonable and fair notice to Lessee of such action.

                      To the full extent permitted by applicable law, Lessee hereby waives and releases Lessor of and from any and all liability and penalties for failure of Lessor to comply with any statutory or other requirement imposed upon Lessor relating to notices of sale, holding of sale, or reporting of any sale. Lessor shall have the right to postpone or adjourn any sale or other disposition of the Leased Properties at any time without giving of notice of any such postponed or adjourned dates. In the event Lessor seeks to take possession of any or all of the Leased Properties by court process, or otherwise, Lessee hereby irrevocably waives any bonds and surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession. Lessee further waives any demand for possession prior to the commencement of any suit or action and waives the right to trial by jury with respect thereto, and any other action in which Lessor is a party.

                      (vi) Automatic Transfer of Lease Property. In the event of foreclosure under the Lease, or other transfer of title or assignment of the Leased Properties, or any part of parts thereof, in lieu of payment of the obligations under the Lease, whether in whole or in part, all policies of insurance applicable to the foreclosed upon or transferred Property shall automatically inure to the benefit of and shall pass to the purchaser(s) or transferee(s) thereof, subject to the rights of the purchaser(s) or transferee(s) to reject such insurance coverage and/or Leased Properties at its or their sole option and election.

                      (vii) Specific Performance. Lessor may, in addition to the foregoing remedies, or in lieu thereof, in Lessor's sole discretion, commence an appropriate action against Lessee seeking specific performance or any covenant contained herein, or in aid of the execution or enforcement of any power herein granted.

                      (viii) Assignees. Any remedies contained herein may be exercised by Lessor or any assignee of Lessor, including without limitation, Agent Bank as assignee under the Assignment of Lease and Agency Agreement dated as of October 1, 1998.

         (e) As for any Leased Property in Louisiana:

                      (i) Lessee grants a security interest in all of the Lessee's right, title and interest in and to the Leased Properties, together with any substitutions, replacements and additions thereto, all of Lessee's rights in and to the Approved Plans and all general intangibles related to the Leased Properties and all of Lessee's rights, claims and damages arising from warranties (whether express or implied) of architects, contractors and subcontractors and any other vendors with respect to the development and construction of the Improvements and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, securities or other property, whether in the form of cash, investments, securities or other property. Lessor (upon request) and Lessee shall, to the extent consistent with this Lease, take such actions and execute, deliver, file and record such other documents, financing statements, mortgages and deeds of trust as may be necessary to ensure that, if this Lease were deemed to create a lien on and security interest in the Leased Properties in accordance with Article 38, such security interest would be deemed to be a perfected lien on and security interest of first priority under applicable federal, state and local law, subject only to Permitted Encumbrances and Lessor Liens, and will be maintained as such throughout the Term of this Lease. In order to secure Lessee's obligations under the Lease and any and all other obligations, liabilities or indebtedness of Lessee to Lessor whether now existing or hereafter arising under the Operative Documents, (the "Lessor Obligations") up to a maximum amount of $100,000,000 (the "Amount"), Lessee hereby mortgages, pledges, hypothecates, assigns, collaterally assigns and grants and conveys with power of sale to Lessor and grants to Lessor a continuing together with all accounts, equipment, inventory, chattel paper, good and general intangibles, documents, instruments and investment property used in connection with, arising out of or in any way related to the Leased Properties.

                      (ii) Lessor and Lessee further intend and agree that, for the purpose of securing Lessee's obligations for the repayment of the above-described loans from Agent Bank and the Lenders to Lessee, (i) this Lease shall also be deemed to be a security agreement and financing statement within the meaning of Article 9 of the Uniform Commercial Code and a real property mortgage; (ii) the mortgage and security interest provided for in paragraph (b) of Article 38 shall be deemed to be a grant by Lessee to Lessor and Agent Bank of a mortgage lien and security interest in all of the Lessee's right, title and interest in and to the Leased Properties, together with any substitutions, replacements and additions thereto, all of the Lessee's rights in and to the Approved Plans and all general intangibles related to the Leased Properties and all of Lessee's rights, claims and damages arising from warranties (whether express or implied) of architects, contractors and subcontractors with respect to the development and construction of the Improvements, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property (it being understood that Lessee hereby mortgages and warrants and grants a lien on and security interest in all of the Leased Properties to Lessor and Agent Bank to secure the loans described in paragraph
(a) above); (iii) the possession by Lessor or any of its agents of notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Uniform Commercial Code; and (iv) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of Lessee shall be deemed to have been given for the purpose of perfecting such security interest under applicable federal, state and local law. Notwithstanding anything to the contrary, the Lease shall secure the Lessor Obligations up to the Maximum Amount. Lessor (upon request) and Lessee shall, to the extent consistent with this Lease, take such actions and execute, deliver, file and record such other documents, financing statements, mortgages and deeds of trust as may be necessary to ensure that, if this Lease were deemed to create a lien on and security interest in the Leased Properties in accordance with Article 38, such lien and security interest would be deemed to be a perfected lien on and security interest of first priority under applicable federal, state and local law, subject only to Permitted Encumbrances, and will be maintained as such throughout the Term of this Lease.

         IN WITNESS WHEREOF, the undersigned have executed this Lease as of the day and year first above written.

                               Lessor:

                               IRON MOUNTAIN STATUTORY TRUST -
                               1998

                               By: FIRST UNION NATIONAL BANK, not in
                                   its individual capacity except as expressly
                                   set forth herein, but solely as Trustee under the Amended and Restated Owner Trust Agreement dated as of October 1, 1998


                                        By:      /s/ Diane M. Welsh
                                                 Name:  Diane M. Welsh
                                                 Title:    Vice President


                               Lessee:

                               IRON MOUNTAIN RECORDS
                               MANAGEMENT, INC.


                               By:      /s/ John P. Lawrence
                                        Name:  John P. Lawrence
                                        Title:  Vice President and Treasurer

         THUS DONE AND PASSED, as of the day, month and year first written above in the City of Boston, County/Parish of Suffolk, Commonwealth of Massachusetts, in the presence of the undersigned competent witnesses, who hereunto sign their names with Lessor, Lessee and me, notary, after due reading of the whole.


                                      Lessor:

WITNESS: FIRST UNION NATIONAL BANK, a national banking institution, not in its individual capacity, but solely as Trustee of the IRON MOUNTAINSTATUTORY TRUST - 1998 LOUISIANA SUBTRUST

/s/ Scott C. Altonian
Printed Name: Scott C. Altonian
                                      By:  /s/ Diane M. Welsh
/s/ Louise A. Handler                      Name:   Diane M. Welsh
Printed Name: Louise A. Handler            Title:  Vice President

                                      Lessee:

                                      IRON MOUNTAIN RECORDS MANAGEMENT,
                                      INC.


                                      By:  /s/ John P. Lawrence
                                           Name:  John P. Lawrence
                                           Title:  Vice President and Treasurer



                             /s/ Carolyn D. Killian
                        Printed Name: Carolyn D. Killian
                                  NOTARY PUBLIC
                         My Commission Expires: 11/22/02
                                     [SEAL]